TRUST INDENTURE



           HILLSBOROUGH COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY


                                    and


                    THE FIRST NATIONAL BANK OF BOSTON,
                                as Trustee



                               securing the

                                $4,765,000
           Hillsborough County Industrial Development Authority
              Industrial Development Revenue Refunding Bonds
               (Leslie Controls, Inc. Project), Series 1994





                         DATED AS OF July 1, 1994








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                             TABLE OF CONTENTS

                                                                       Page

Parties. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
Recitals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

Forms:
     Form of Bond. . . . . . . . . . . . . . . . . . . . . . . . . . .    2
     Form of Bondholder's Optional Retention Notice. . . . . . . . . . . 17


ARTICLE I  DEFINITIONS AND RULES OF CONSTRUCTION . . . . . . . . . . . . 18

     Section 101.   Definitions. . . . . . . . . . . . . . . . . . . . . 18
     Section 102.   Rules of Construction. . . . . . . . . . . . . . . . 28

ARTICLE II THE BONDS . . . . . . . . . . . . . . . . . . . . . . . . . . 28

     Section 201.   Amount, Terms, and Issuance of the Bonds . . . . . . 28
     Section 202.   Designation, Denominations, Maturity Date and
                    Interest Rates of the Bonds. . . . . . . . . . . . . 29
     Section 203.   Optional Tender Provisions of the Bonds. . . . . . . 32
     Section 204.   Registered Bonds Required; Bond Registrar and
                    Bond Register. . . . . . . . . . . . . . . . . . . . 33
     Section 205.   Transfer and Exchange. . . . . . . . . . . . . . . . 34
     Section 206.   Execution. . . . . . . . . . . . . . . . . . . . . . 35
     Section 207.   Authentication; Authenticating Agent . . . . . . . . 35
     Section 208.   Payment of Principal and Interest; Interest
                    Rights Preserved . . . . . . . . . . . . . . . . . . 36
     Section 209.   Persons Deemed Owners. . . . . . . . . . . . . . . . 37
     Section 210.   Mutilated, Destroyed, Lost, Stolen or Undelivered
                    Bonds. . . . . . . . . . . . . . . . . . . . . . . . 37
     Section 211.   Temporary Bonds. . . . . . . . . . . . . . . . . . . 38
     Section 212.   Cancellation of Surrendered Bonds. . . . . . . . . . 38
     Section 213.   Conditions of Issuance . . . . . . . . . . . . . . . 38

ARTICLE III         PURCHASE AND REMARKETING OF TENDERED BONDS . . . . . 40

     Section 301.   Remarketing of Tendered Bonds. . . . . . . . . . . . 40
     Section 302.   Purchase of Bonds Delivered to the Tender Agent. . . 41
     Section 303.   Delivery of Purchased Bonds. . . . . . . . . . . . . 42
     Section 304.   Delivery of the Proceeds of the Sale of
                    Remarketed Bonds . . . . . . . . . . . . . . . . . . 43
     Section 305.   No Remarketing After Certain Events. . . . . . . . . 43

ARTICLE IV REFUNDING OF PRIOR BONDS. . . . . . . . . . . . . . . . . . . 43

     Section 401.   Refunding of Prior Bonds . . . . . . . . . . . . . . 43

ARTICLE V  REVENUES AND APPLICATION THEREOF. . . . . . . . . . . . . . . 44

     Section 501.   Revenues to be Paid Over to Trustee. . . . . . . . . 44
     Section 502.   The Bond Fund. . . . . . . . . . . . . . . . . . . . 44
     Section 503.   Revenues to Be Held for All Bondholders; Certain
                    Exceptions . . . . . . . . . . . . . . . . . . . . . 46
     Section 504.   Rebate Fund. . . . . . . . . . . . . . . . . . . . . 46

ARTICLE VI DEPOSITARIES OF MONEYS, SECURITY FOR
           DEPOSITS AND INVESTMENT OF FUNDS; THE CREDIT FACILITY . . . . 47

     Section 601.   Security for Deposits. . . . . . . . . . . . . . . . 47
     Section 602.   Investment of Moneys . . . . . . . . . . . . . . . . 47
     Section 603.   The Credit Facility. . . . . . . . . . . . . . . . . 48

ARTICLE VII         REDEMPTION OR PURCHASE OF THE BONDS. . . . . . . . . 51

     Section 701.   Redemption or Purchase Dates and Prices. . . . . . . 51
     Section 702.   Company to Direct Optional Redemption. . . . . . . . 52
     Section 703.   Selection of Bonds to be Called for Redemption . . . 53
     Section 704.   Notice of Redemption or Purchase . . . . . . . . . . 53
     Section 705.   Bonds Redeemed or Purchased in Part. . . . . . . . . 54

ARTICLE VIII        PARTICULAR COVENANTS AND PROVISIONS. . . . . . . . . 54

     Section 801.   Covenant to Pay the Bonds; Bonds Limited
                    Obligations of the Issuer. . . . . . . . . . . . . . 54
     Section 802.   Covenants to Perform Obligations Under this
                    Indenture. . . . . . . . . . . . . . . . . . . . . . 55
     Section 803.   Covenant to Perform Obligations Under the Loan
                    Agreement. . . . . . . . . . . . . . . . . . . . . . 55
     Section 804.   Trustee May Enforce the Issuer's Rights Under the
                    Loan Agreement . . . . . . . . . . . . . . . . . . . 56
     Section 805.   Covenant Against Arbitrage . . . . . . . . . . . . . 56
     Section 806.   Inspection of the Bond Register. . . . . . . . . . . 56
     Section 807.   Priority of Pledge and Security Interest . . . . . . 56
     Section 808.   Insurance and Condemnation Proceeds. . . . . . . . . 57

ARTICLE IX DEFAULT AND REMEDIES. . . . . . . . . . . . . . . . . . . . . 57

     Section 901.   Defaults . . . . . . . . . . . . . . . . . . . . . . 57
     Section 902.   Acceleration and Annulment Thereof . . . . . . . . . 58
     Section 903.   Other Remedies . . . . . . . . . . . . . . . . . . . 59
     Section 904.   Legal Proceedings by the Trustee . . . . . . . . . . 59
     Section 905.   Discontinuance of Proceedings by the Trustee . . . . 60
     Section 906.   Credit Facility Issuer or Bondholders May Direct
                    Proceedings. . . . . . . . . . . . . . . . . . . . . 60
     Section 907.   Limitations on Actions by the Bondholders. . . . . . 60
     Section 908.   Trustee May Enforce Rights Without Possession of
                    the Bonds. . . . . . . . . . . . . . . . . . . . . . 61
     Section 909.   Remedies Not Exclusive . . . . . . . . . . . . . . . 61
     Section 910.   Delays and Omissions Not to Impair Rights. . . . . . 61
     Section 911.   Application of Moneys in the Event of Default. . . . 61
     Section 912.   Trustee and Bondholders Entitled to All Remedies
                    Under the Act. . . . . . . . . . . . . . . . . . . . 62
     Section 913.   Trustee May File Claim in Bankruptcy . . . . . . . . 62
     Section 914.   Receiver . . . . . . . . . . . . . . . . . . . . . . 63

ARTICLE X  CONCERNING THE TRUSTEE. . . . . . . . . . . . . . . . . . . . 63

     Section 1001.  Acceptance of the Trusts . . . . . . . . . . . . . . 63
     Section 1002.  Trustee to Give Notice . . . . . . . . . . . . . . . 65
     Section 1003.  Trustee Entitled to Indemnity. . . . . . . . . . . . 65
     Section 1004.  Trustee Not Responsible for Insurance, Taxes,
                    Execution of this Indenture, Acts of the Issuer
                    or Application of the Moneys Applied in
                    Accordance with this Indenture . . . . . . . . . . . 66
     Section 1005.  Compensation . . . . . . . . . . . . . . . . . . . . 67
     Section 1006.  Trustee to Preserve Records. . . . . . . . . . . . . 67
     Section 1007.  Trustee May Be a Bondholder. . . . . . . . . . . . . 67
     Section 1008.  Trustee Not Responsible for Recitals . . . . . . . . 68
     Section 1009.  No Trustee Responsibility for Recording or Filing. . 68
     Section 1010.  Trustee May Require Information. . . . . . . . . . . 68
     Section 1011.  Trustee May Rely on Certificates . . . . . . . . . . 68
     Section 1012.  Trustee Bond . . . . . . . . . . . . . . . . . . . . 69
     Section 1013.  Segregation of Funds; Interests. . . . . . . . . . . 69
     Section 1014.  Qualification of the Trustee . . . . . . . . . . . . 69
     Section 1015.  Resignation and Removal of the Trustee . . . . . . . 69
     Section 1016.  Successor Trustee. . . . . . . . . . . . . . . . . . 70
     Section 1017.  Co-Trustee . . . . . . . . . . . . . . . . . . . . . 71
     Section 1018.  Notice to Moody's or S&P . . . . . . . . . . . . . . 72
     Section 1019.  Filing of Certain Continuation Statements. . . . . . 72

ARTICLE XI EXECUTION OF INSTRUMENTS BY THE BONDHOLDERS
           AND PROOF OF OWNERSHIP OF THE BONDS . . . . . . . . . . . . . 73

     Section 1101.  Execution of Instruments by the Bondholders and
                    Proof of Ownership of the Bonds. . . . . . . . . . . 73
     Section 1102.  Preservation of Information. . . . . . . . . . . . . 73

ARTICLE XII         THE REMARKETING AGENT; THE
           TENDER AGENT; THE PLACEMENT AGENT . . . . . . . . . . . . . . 74

     Section 1201.  The Remarketing Agent. . . . . . . . . . . . . . . . 74
     Section 1202.  The Tender Agent . . . . . . . . . . . . . . . . . . 75
     Section 1203.  The Placement Agent. . . . . . . . . . . . . . . . . 75
     Section 1204.  Notices. . . . . . . . . . . . . . . . . . . . . . . 75

ARTICLE XIII        AMENDMENTS AND SUPPLEMENTS . . . . . . . . . . . . . 76

     Section 1301.  Amendments and Supplements Without the
                    Bondholders' Consent . . . . . . . . . . . . . . . . 76
     Section 1302.  Amendments With the Bondholders' and the Credit
                    Facility Issuer's Consent. . . . . . . . . . . . . . 77
     Section 1303.  Supplemental Indentures Affecting the Rights of
                    the Credit Facility Issuer . . . . . . . . . . . . . 77
     Section 1304.  Amendment of the Loan Agreement. . . . . . . . . . . 77
     Section 1305.  Amendment of the Loan Agreement Requiring the
                    Consent of the Credit Facility Issuer. . . . . . . . 78
     Section 1306.  Amendment of the Credit Facility . . . . . . . . . . 78
     Section 1307.  Trustee Authorized to Join in Amendments and
                    Supplements; Reliance on Counsel . . . . . . . . . . 79

ARTICLE XIV         DEFEASANCE; OTHER PAYMENTS . . . . . . . . . . . . . 79

     Section 1401.  Defeasance . . . . . . . . . . . . . . . . . . . . . 79
     Section 1402.  Deposit of Funds for Payment of the Bonds. . . . . . 81
     Section 1403.  Effect of Purchase of the Bonds. . . . . . . . . . . 81

ARTICLE XV MISCELLANEOUS PROVISIONS. . . . . . . . . . . . . . . . . . . 81

     Section 1501.  Covenants of the Issuer to Bind its Successors . . . 81
     Section 1502.  Notices. . . . . . . . . . . . . . . . . . . . . . . 82
     Section 1503.  Trustee as the Paying Agent and the Bond
                    Registrar. . . . . . . . . . . . . . . . . . . . . . 83
     Section 1504.  Rights Under this Indenture. . . . . . . . . . . . . 83
     Section 1505.  Form of Certificates and Opinions. . . . . . . . . . 83
     Section 1506.  Severability . . . . . . . . . . . . . . . . . . . . 83
     Section 1507.  Covenants of the Issuer Not Covenants of
                    Officials Individually . . . . . . . . . . . . . . . 84
     Section 1508.  State Law Governs. . . . . . . . . . . . . . . . . . 84
     Section 1509.  Payments Due on Days Other Than Business Days. . . . 84
     Section 1510.  Execution in Counterparts. . . . . . . . . . . . . . 85

EXHIBIT A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 86

EXHIBIT B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 88

                         _________________________

                              TRUST INDENTURE

                         _________________________


     This TRUST INDENTURE, dated as of July 1, 1994, between Hillsborough County Industrial Development Authority (the "Issuer"), a public body corporate and politic and a public instrumentality created pursuant to the laws of the State of Florida, and The First National Bank of Boston, a national banking association, having its principal office in Boston, Massachusetts (in its capacity as trustee to be hereinafter referred to as the "Trustee").

                           W I T N E S S E T H:

     WHEREAS, the Issuer intends to (a) issue and sell its variable rate industrial revenue refunding bonds in the aggregate principal amount of $4,765,000 (the "Bonds"); (b) pursuant to a Loan Agreement (the "Loan Agreement") of even date herewith, loan the proceeds of the Bonds to Leslie Controls, Inc. (the "Company") to be used to refund the outstanding principal amount of Issuer's $7,200,000 Hillsborough County Industrial Development Authority Industrial Development Revenue Bonds (Leslie Controls, Inc. Project), Series 1986 Bonds (the "Prior Bonds"); and (c) to secure the repayment of the Bonds by (1) the assignment contained herein from the Issuer to the Trustee, pursuant to which the Issuer assigns to the Trustee for the benefit of the Bondholders (hereinafter defined) certain of its rights under the Loan Agreement, endorses without recourse to the order of, and pledges and assigns to, the Trustee, the Note of even date herewith issued by the Company pursuant to the Loan Agreement (the "Note"), and (2) the delivery to the Trustee of an irrevocable direct pay letter of credit dated the date of issuance of the Bonds in the amount of $5,003,250 issued by First Union National Bank of North Carolina;

     WHEREAS, as security for the payment of the Bonds, the Issuer has agreed to assign and pledge to the Trustee all right, title and interest of the Issuer in (a) the Loan Agreement (except certain rights reserved by the Issuer under the terms of this Indenture), (b) the "Pledged Revenues" (hereinafter defined), (c) all amounts on deposit from time to time in the "Bond Fund" (hereinafter defined), but excluding any amounts on deposit in the "Rebate Account" (hereinafter defined) and (d) all amounts or deposit from time to time in the "Redemption Fund" (hereinafter defined); and

     WHEREAS, the Company and First Union National Bank of North Carolina, a national banking association (the "Bank") have entered into a Letter of Credit and Reimbursement and Guaranty Agreement, dated as of July 1, 1994 (the "Reimbursement Agreement") pursuant to which the Bank has agreed to issue its irrevocable direct-pay letter of credit, dated the date of the delivery of the Bonds (the "Letter of Credit"), in favor of the Trustee, for the account of the Company obligating the Bank to pay the Trustee upon draws made by the Trustee in accordance with the terms thereof, up to (i) an amount equal to the aggregate principal amount of the Bonds then Outstanding (as hereinafter defined) to be used by the Trustee (a) to pay the principal of such Bonds whether at maturity, upon redemption, acceleration or otherwise, and (b) to pay the portion of the purchase price equal to the principal amount of any such Bonds delivered to the Tender Agent (hereinafter defined) for purchase, plus (ii) an amount equal to up to one hundred twenty (120) days' accrued interest on the Bonds at the maximum interest rate of fifteen percent (15%) per annum, to be used by the Trustee to pay accrued interest on the Bonds and to pay the portion of the purchase price of tendered Bonds equal to the accrued interest, if any, on any such Bonds; and

     WHEREAS, all things necessary to make the Bonds, when authenticated by the Trustee and issued and delivered as provided in this Indenture, the legal, valid, binding and enforceable limited obligations of the Issuer, according to the import thereof, and to create a valid assignment and pledge of the Pledged Revenues to the payment of the principal of, and the redemption premium (if any) and the interest on, the Bonds and a valid assignment of certain of the rights, title and interest of the Issuer in the Loan Agreement and the Note, have been done and performed, and the execution, issuance and delivery of the Bonds, subject to the terms hereof, have in all respects been authorized; and

     WHEREAS, the Trustee has accepted the trusts created by this Indenture and in evidence thereof has joined in the execution hereof; and

     WHEREAS, the Issuer has determined that the Bonds to be issued hereunder shall be substantially in the following form, with such variations, omissions and insertions as are required or permitted by this
Indenture:

                              [Form of Bond]
                                                           CUSIP 432321-DF1

THE ISSUER IS NOT OBLIGATED TO PAY THE PRINCIPAL OF, REDEMPTION PREMIUM, IF ANY, OR INTEREST ON THIS BOND EXCEPT FROM THE REVENUES AND PROCEEDS PLEDGED THEREFOR PURSUANT TO THE INDENTURE, AND NEITHER THE FAITH AND CREDIT NOR THE TAXING POWER OF THE ISSUER OR OF THE STATE OF FLORIDA OR OF ANY POLITICAL SUBDIVISION THEREOF IS PLEDGED TO THE PAYMENT THEREOF. THIS BOND SHALL NOT BE DEEMED TO CONSTITUTE A DEBT, LIABILITY OR OBLIGATION OF THE ISSUER, HILLSBOROUGH COUNTY OR OF THE STATE OF FLORIDA OR ANY POLITICAL SUBDIVISION THEREOF WITHIN THE MEANING OF ANY PROVISION OF THE CONSTITUTION OR LAWS OF THE STATE AND SHALL NOT CONSTITUTE OR GIVE RISE TO A PECUNIARY LIABILITY OF THE ISSUER OR OF THE STATE OR ANY POLITICAL SUBDIVISION THEREOF.

THIS BOND MAY BE TENDERED FOR PURCHASE AS DESCRIBED HEREIN. DELIVERY OF AN OPTIONAL TENDER NOTICE WITH RESPECT TO THIS BOND CONSTITUTES AN IRREVOCABLE OFFER TO SELL THIS BOND ON THE DATE SPECIFIED THEREIN AND IS BINDING ON SUBSEQUENT OWNERS OF THIS BOND. IN THE EVENT THE OWNER OF THIS BOND FAILS TO DELIVER THIS BOND TO THE TENDER AGENT ON THE SPECIFIED DATE, THE OWNER HEREOF SHALL THEREAFTER BE ENTITLED ONLY TO PAYMENT OF THE PURCHASE PRICE AND NOT TO THE BENEFITS OF THE INDENTURE. THIS BOND ALSO IS SUBJECT TO MANDATORY TENDER AND PURCHASE AS DESCRIBED HEREIN.


           HILLSBOROUGH COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY
               INDUSTRIAL DEVELOPMENT REVENUE REFUNDING BOND
               (LESLIE CONTROLS, INC. PROJECT), SERIES 1994

                                                            No. R-_________

Registered Owner:  __________________________

Principal Amount:  __________________________

Maturity Date:  First Business Day of August, 2019

Initial Interest Rate:  3.15 %

Interest Payment Dates:  The first Business Day of each March, June,
                         September and December, commencing the first
                         Business Day of September, 1994, the Conversion Date (hereinafter defined) and the Maturity Date.

Original Delivery Date:  August 4, 1994

     HILLSBOROUGH COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY (herein called the "Issuer"), a public body corporate and politic and a public instrumentality created pursuant to the laws of the State of Florida (herein called the "State"), for value received, hereby promises to pay (but only from the sources hereinafter mentioned) to the Registered Owner set forth above, or registered assigns, the Principal Amount set forth above on the Maturity Date set forth above and to pay (but only from the sources hereinafter mentioned) interest thereon from the Interest Payment Date immediately preceding the Date of Authentication endorsed hereon, unless this Bond is authenticated on an Interest Payment Date in which event it will bear interest from such date or unless it is authenticated prior to the first Business Day of September, 1994, in which event it will bear interest from the Date of Authentication, payable on each Interest Payment Date, until payment of said principal sum has been made or provided for, at the rate or rates per annum set forth below. Principal and interest and premium, if any, will be paid in any coin or currency of the United States of America which, at the time of payment, is legal tender for the payment of public and private debts. Interest will be paid by check mailed on the Interest Payment Date to the person in whose name this Bond is registered at the close of business on the Regular Record Date (as hereinafter defined) immediately preceding such Interest Payment Date; provided, however, that while the Bonds (as hereinafter defined) bear interest at the Variable Rate (as hereinafter defined) interest will also be payable by wire transfer to the account at a member bank of the Federal Reserve System of any registered owner of Bonds in the aggregate principal amount of One Million Dollars ($1,000,000) or more at the written request (identifying such account by number) of such owner received by the Trustee (as hereinafter defined) on or before the Regular Record Date. While the Bonds bear interest at the Variable Rate (as hereinafter defined), the Regular Record Date will be the close of business on the Business Day immediately preceding each Interest Payment Date. While the Bonds bear interest at the Fixed Rate (as hereinafter defined), the Regular Record Date will be the fifteenth (15th) day of the calendar month immediately preceding each Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the owner on such Regular Record Date, and may be paid to the person in whose name this Bond is registered at the close of business on a Special Record Date (as defined in the Indenture (hereinafter defined)) for the payment of such defaulted interest to be fixed by the Trustee, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture. Principal and redemption price will be paid upon surrender of this Bond at the principal corporate trust office of The First National Bank of Boston, as Trustee (said banking institution and any successor trustee or co-trustee under the Indenture being herein called the "Trustee"), in the Town of Canton, Massachusetts. Payment of the purchase price of Bonds purchased as described herein will be paid, upon surrender of such Bonds, at the office of The First National Bank of Boston, in the Town of Canton, Massachusetts (in such capacity, herein called the "Tender Agent").

     This Bond is issued under and pursuant to the Constitution and laws of the State of Florida (the "State"), particularly the Florida Industrial Development Financing Act, Parts II and III of Chapter 159, Florida Statutes, as amended from time to time, and the resolution of the Board of County Commissioners of Hillsborough County, Florida adopted on October 27, 1971 organizing the Issuer (collectively the "Act"), and under and pursuant to a resolution duly adopted by the Issuer on July 25, 1994. This Bond and the issue of which it is a part and the purchase price thereof, the premium, if any, and interest thereon are limited obligations of the Issuer payable by the Issuer solely from the revenues and receipts derived from the Loan Agreement (as hereinafter defined), including payments received under the Note (as hereinafter defined), which revenues and receipts have been pledged and assigned to the Trustee to secure payment thereof and from amounts received pursuant to the Credit Facility (as hereinafter defined). This Bond and the interest hereon will not constitute an indebtedness or a charge against the general credit or taxing powers of the Issuer, Hillsborough County, the State of Florida or any political subdivision thereof within the meaning of any constitutional provision or statutory limitation and shall never constitute nor give rise to any pecuniary liability of the Issuer, but will be a limited obligation of the Issuer payable solely from the revenues and other funds pledged therefor and will not be payable from any assets or funds of the Issuer other than the revenues and other funds pledged therefor, and neither the faith and credit nor the taxing power of the State or any political subdivision or any agency thereof is pledged to the payment of the principal of or the interest on this Bond.

     This Bond is one of the Bonds of a duly authorized issue of variable rate industrial revenue bonds of the Issuer in the aggregate original principal amount of $4,765,000 and designated "Hillsborough County Industrial Development Authority Industrial Development Revenue Refunding Bonds (Leslie Controls, Inc. Project), Series 1994" (the "Bonds").

     The Bonds are being issued for the purpose of refunding in whole the outstanding principal amount of the $7,200,000 Hillsborough County Industrial Development Authority Industrial Development Revenue Bonds (Leslie Controls, Inc. Project), Series 1986 (the "Prior Bonds"), the proceeds of which were used to finance, in whole or in part, the cost of acquiring, constructing and installing a certain project in Hillsborough County owned and operated by the Company (the "Project").

     This Bond is issued under and pursuant to a Trust Indenture dated as of July 1, 1994 (said Trust Indenture, together with all such supplements and amendments thereto as therein permitted, being herein called the "Indenture"), by and between the Issuer and The First National Bank of Boston, as trustee (said banking institution and any successor trustee or co-trustee under the Indenture being herein called the "Trustee"). An executed counterpart of the Indenture is on file at the principal corporate trust office of the Trustee. Reference is hereby made to the Indenture for the provisions, among others, with respect to the custody and application of the proceeds of the Bonds; the collection and disposition of revenues; a description of the funds charged with and pledged to the payment of the principal of and interest on and any other amounts payable under the Bonds; the nature and extent of the security; the terms and conditions under which the Bonds are or may be issued; and the rights, duties and obligations of the Issuer and of the Trustee and the rights of the owners of the Bonds, and, by the acceptance of this Bond, the owner hereof assents to all of the provisions of the Indenture.

     The Issuer has entered into a Loan Agreement dated as of July 1, 1994 (herein called the "Loan Agreement"), with Leslie Controls, Inc., a New Jersey corporation (herein called the "Company"), under which the Issuer has agreed to lend to the Company the proceeds of this bond (the "Loan") and in consideration and as evidence of the Loan, the Company has agreed to issue its promissory note (herein called the "Note") in the principal amount, payable in installments, bearing interest at a rate or rates and payable at times corresponding to the principal amount of, installments of principal of, interest rates on and due dates of the Bonds. The Loan Agreement also provides for the payment by the Company of certain fees and expenses of the Issuer and the Trustee, and the Loan Agreement further obligates the Company (a) to pay the cost of maintaining the Project in good repair in all material respects and keeping the same properly insured and (b) to maintain a Credit Facility (as hereinafter defined) during the period of time the Bonds bear interest at the Variable Rate (herein called the "Variable Rate Period").

     As security for the payment of the Bonds, all right, title and interest of the Issuer in (a) the Loan Agreement (except certain rights reserved by the Issuer under the terms of the Indenture), together with the Loan Agreement, (b) the Pledged Revenues, (c) all amounts on deposit from time to time in the Bond Fund (defined in the Indenture), but excluding any amounts on deposit in the "Rebate Account" (defined in the Indenture), and
(d) all amounts on deposit from time to time in the Redemption Fund (defined in the Indenture) have been assigned to the Trustee under the Indenture and pledged to the payment of the principal of, and the redemption premium (if any) and the interest on, the Bonds. The Issuer shall not be vested with any interest in the Project by virtue of the issuance of the Bonds, and the Project shall not otherwise constitute any part of the security for the payment of the Bonds.

     Reference to the Indenture is hereby made for a description of the aforesaid Bond Fund which is charged with, and pledged to, the payment of the principal of, and the redemption premium (if any) and the interest on, the Bonds, the nature and extent of the security, the rights, duties and obligations of the Issuer, the Company and the Trustee, the rights of the owners of the Bonds, the terms and conditions under and upon the occurrence of which the Indenture and the Loan Agreement may be modified and the terms and conditions under and upon the occurrence of which the lien of the Indenture may be defeased as to this Bond prior to the maturity or redemption date hereof, to all of the provisions of which the owner hereof, by the acceptance of this Bond, assents.

     Credit Facility. The Company has entered into a Letter of Credit, Reimbursement and Guaranty Agreement dated as of July 1, 1994 (herein called the "Reimbursement Agreement") by and among the Company, Watts Industries, Inc, as guarantor and First Union National Bank of North Carolina (in such capacity, herein called the "Bank").

     Pursuant to the Reimbursement Agreement, the Company has caused a Letter of Credit issued by the Bank (herein called the "Letter of Credit"; such Letter of Credit and any extensions or renewals thereof or any amendment thereto and any Alternate Credit Facility (as hereinafter defined) referred to herein as the "Credit Facility"), to be delivered to the Trustee. The Trustee will be entitled under the Letter of Credit to draw up to an amount of $5,003,250, of which (a) $4,765,000 will be available for the payment of principal or that portion of the purchase price corresponding to principal of the Bonds and (b) $238,250 will support the payment of up to one hundred twenty (120) days' interest or that portion of the purchase price corresponding to interest on the Bonds at a maximum rate of fifteen percent (15%) per annum. Subject to the provisions of the Indenture, the Company is required during the Variable Rate Period to provide an alternate credit facility with terms and provisions substantially the same as those of the Letter of Credit (an "Alternate Credit Facility") prior to the termination of Letter of Credit. During the Variable Rate Period unless the Letter of Credit or the then current Alternate Credit Facility is replaced prior to its expiration in accordance with the terms of the Indenture, this Bond will become subject to mandatory redemption as provided in the Indenture.

     Source of Funds. The principal of, premium, if any, and interest on the Bonds are payable solely from payments on the Note, under the Loan Agreement and from any other moneys held by the Trustee under the Indenture for such purpose, including, with respect to principal and interest only, moneys drawn by the Trustee under the Letter of Credit or Alternate Credit Facility for the benefit of the Bondholders (the Bank as the issuer of the Letter of Credit and the institution issuing any Alternate Credit Facility are herein called the "Credit Facility Issuer"). Except as otherwise specified in the Indenture, this Bond is entitled to the benefits of the Indenture equally and ratably both as to principal (and redemption and purchase price) and interest with all other Bonds issued under the Indenture.

                              INTEREST RATES

     Initial Interest Rate.

     The Bonds will bear interest from the Original Delivery Date to August 10, 1994 at the Initial Interest Rate.

     Variable Rate.

     After August 10, 1994, prior to (and including) the Conversion Date (hereinafter defined), the Bonds will bear interest at a rate equal to a floating rate established as hereinafter provided (herein called the "Variable Rate"). The Variable Rate will be equal to the rate of interest certified to the Trustee by First Union National Bank of North Carolina as remarketing agent for the Bonds (herein, with its successors in such capacity, called the "Remarketing Agent") on and as of each Wednesday (or the next succeeding Business Day (as defined in the Indenture) if such Wednesday is not a Business Day) (herein called the "Determination Date") as the minimum rate of interest necessary, in the judgment of the Remarketing Agent taking into account market conditions prevailing on the Determination Date, to enable the Remarketing Agent to arrange for the sale of all of the Bonds on the Determination Date in the secondary market at a price equal to the principal amount thereof (plus interest accrued to the date of settlement). If the Remarketing Agent fails to certify such rate, the Variable Rate for the next Calculation Period or Periods (hereinafter defined) until thereafter certified by the Remarketing Agent will remain the same as that most recently established and certified by the Remarketing Agent. In the event the Remarketing Agent fails to certify such rate for four (4) consecutive Calculation Periods, the rate for each Calculation Period thereafter (if none is certified by the Remarketing Agent) will be ninety percent (90%) of the yield for United States Treasury bills maturing approximately thirty (30) days after the Determination Date as published by The Wall Street Journal on such Determination Date (or, if The Wall Street Journal is no longer published, then any reasonably equivalent financial publication selected by the Remarketing Agent) (or the next preceding Business Day on which The Wall Street Journal is published if not published on the Determination Date). For purposes hereof, "Calculation Period" shall mean the period from and including the day following the Determination Date of each week (even if not a Business Day) to and including the following Determination Date; provided that if during the Variable Period the Determination Date at the end of such Calculation Period is a Regular Record Date, such Calculation Period will extend until the Business Day following such Determination Date. If, for any reason, the Variable Rate is not determined as described above or is held to be invalid or unenforceable by a court of competent jurisdiction for any period, the interest rate for each such period will be equal to eight percent (8.00%) per annum. Notwithstanding anything to the contrary contained herein or in the Indenture, the Variable Rate will not be a rate of interest in excess of fifteen percent (15.00%) per annum. Interest prior to the Conversion Date (hereinafter defined) will be computed on the basis of a three hundred sixty-five (365) or three hundred sixty-six (366) day year, as applicable, for the number of days actually elapsed, and will be payable on each Interest Payment Date.

     Fixed Rate.

     (a) The interest rate on this Bond will be converted to the Fixed Rate upon an election by the Company pursuant to the Indenture to convert the rate of interest on all Bonds then outstanding from the Variable Rate to the Fixed Rate upon satisfaction of certain conditions and notice given by the Company and by the Trustee in accordance with the requirements of the Indenture, and the Bonds shall be subject to mandatory tender for purchase by the owners thereof on the Conversion Date, which shall be an Interest Payment Date. On and after the Conversion Date the owners of the Bonds will not be entitled to tender Bonds for purchase. On or before the Conversion Date, the Placement Agent will determine the Fixed Rate in the manner described in subsection (c) below, and will promptly notify the Company and the Trustee of the Fixed Rate.

     (b) At least twenty (20) but not more than thirty (30) days prior to the Conversion Date, a notice will be mailed by the Trustee to each registered owner of Bonds stating, among other things, (1) the Conversion Date, (2) the name and address of the placement agent which has agreed to use its best efforts to arrange for the sale of any Bonds to be tendered or deemed tendered for purchase on the Conversion Date (herein called the "Placement Agent"), (3) that after the seventeenth (17th) day preceding the Conversion Date, the owner will not be entitled to deliver an Optional Tender Notice and that after the tenth (10th) day preceding the Conversion Date, the owner will not be entitled to tender this Bond for purchase as described below, (4) that this Bond will be deemed tendered for purchase on the Conversion Date, (5) that in order to receive payment of the purchase price of any Bond which is deemed to have been tendered, the registered owner of such Bond must deliver such Bond to the office of the Tender Agent before 10 a.m. Eastern time on the Conversion Date, and (6) that interest on any Bond will be payable only to (but not including) the Conversion Date.

     Any Bonds not so tendered on the Conversion Date ("Undelivered Bonds"), for which there has been irrevocably deposited in trust with the Trustee an amount of moneys sufficient to pay the purchase price of the Undelivered Bonds, shall be deemed to have been tendered and purchased at the purchase price. IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO TENDER ITS BONDS ON OR PRIOR TO THE CONVERSION DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE SUBSEQUENT TO THE CONVERSION DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNTENDERED BONDS, AND ANY UNTENDERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THE INDENTURE, EXCEPT FOR THE PURPOSE OF PAYMENT OF THE PURCHASE PRICE THEREFOR.

     (c) Upon the Conversion Date stated in such notice, the Fixed Rate to be borne by the Bonds for the period beginning on the Conversion Date and ending on the Maturity Date or prior redemption of the Bonds (the "Fixed Rate"), will be the interest rate per annum which, in the sole judgment of the Placement Agent, taking into account prevailing financial market conditions, would be the minimum interest rate required to sell such Bonds on the Conversion Date at a price equal to 100% of the principal amount thereof. The Fixed Rate shall be determined by the Placement Agent on or before the Conversion Date, and the Placement Agent shall notify the Trustee and the Company thereof by telephone or such other manner as may be appropriate by not later than 2:00 p.m., Eastern time on such date, which notice shall be promptly confirmed in writing.

     (d) If, for any reason, the Fixed Rate is held to be invalid or unenforceable by a court of competent jurisdiction, the Fixed Rate will be eight percent (8.00%) per annum. Notwithstanding anything to the contrary contained herein or in the Indenture, the Fixed Rate will not be a rate of interest in excess of fifteen percent (15.00%) per annum.

     (e) The Fixed Rate will be computed on the basis of a three hundred sixty (360)-day year, computed for the actual number of days elapsed, and will be payable on each Interest Payment Date after the Conversion Date until the principal of, and premium, if any, and interest on the Bonds shall have been paid in full.

     Interest Rate Determination Binding.

     The determination of the interest rate on the Bonds by the Remarketing Agent or Placement Agent, as appropriate, in accordance with the terms of the Indenture will be conclusive and binding upon the registered owners of the Bonds, the Issuer, the Company, the Trustee, the Remarketing Agent, the Placement Agent, the Tender Agent and the Credit Facility Issuer.

                            REDEMPTION OF BONDS

     Optional Redemption.

     (a) While the Bonds bear interest at the Variable Rate, the Bonds will be subject to redemption upon the written direction of the Issuer, given at the request of the Company, on any Interest Payment Date and on the Conversion Date, in whole or in part, at a redemption price equal to one hundred percent (100%) of the principal amount thereof without premium plus interest accrued to the redemption date.

     (b) While the Bonds bear interest at the Fixed Rate, the Bonds will be subject to redemption upon the written direction of the Issuer, given at the request of the Company, in whole or in part, on any Interest Payment Date occurring on or after the dates set forth below, at the redemption prices (with a premium expressed as a percentage of principal amount to be redeemed) set forth below plus interest accrued to the redemption date as follows:

          Commencement of
          Redemption Period         Redemption Price

          The Business Day four     103%, declining by 1/2% on each
          (4) years from the        succeeding anniversary of the first
          Conversion Date           day of the redemption period until
                                    reaching 100% and thereafter at 100%

     (c) The Bonds will be subject to redemption upon the written direction of the Issuer, given at the request of the Company, at any time in whole or in part at a redemption price equal to one hundred percent (100%) of the principal amount thereof plus interest accrued to the redemption date in the event of damage, destruction or condemnation of the Project, all as more fully described in Section 701(b) of the Indenture.

     Mandatory Redemption.

     (a) The Bonds will be subject to mandatory redemption in whole on any date at a redemption price equal to one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date within one hundred eighty (180) days after receipt by the Trustee of a written notice of a Determination of Taxability (as defined in the Loan Agreement).

     (b) During the Variable Rate Period, the Bonds will be subject to mandatory redemption in whole on the Interest Payment Date occurring closest to but not after fifteen (15) days prior to the date of expiration of the then current Credit Facility unless prior to such date an Alternate Credit Facility has been provided in accordance with the Indenture, at a redemption price or purchase price equal to one hundred percent (100%) of the principal amount thereof, without premium, plus interest accrued to the redemption date.

     Notice of Redemption and Selection of Bonds.

     Any notice of redemption, identifying the Bonds or portions thereof to be redeemed, will be given not more than sixty (60) days and not less than twenty (20) days prior to the redemption date, by mailing a copy of the redemption notice by first class mail to the owner of each Bond to be redeemed in whole or in part at the address shown on the Bond Register maintained by the Bond Registrar. Notice of optional redemption may be conditioned upon the deposit of moneys with the Trustee before the date fixed for redemption and such notice will be of no effect unless such moneys are so deposited. All Bonds so called for redemption, including Bonds purchased by the Company as provided in the Indenture but not yet surrendered for payment of the purchase price, will cease to bear interest on the specified redemption date provided funds for their redemption price and any accrued interest payable on the specified redemption date are on deposit at the principal place of payment at that time. If less than all the Bonds are to be redeemed, the particular Bonds to be called for redemption will be selected in the following order of priority: first, Bonds pledged to the Credit Facility Issuer; second, Bonds owned by the Company and third, Bonds selected by any random or other method determined by the Trustee in its sole discretion.

     Mandatory Purchase Upon Conversion to Fixed Rate.

     The Bonds will be subject to mandatory purchase in whole (and not in part) on the Conversion Date at a purchase price equal to one hundred percent (100%) of the principal amount thereof plus interest accrued thereon to the date of purchase.

     THE OWNER OF THIS BOND, BY ACCEPTANCE HEREOF, AGREES TO THE MANDATORY PURCHASE OF THIS BOND AS PROVIDED IN THE INDENTURE, AND AGREES THAT THIS BOND WILL BE PURCHASED ON THE DATE SPECIFIED UPON DEPOSIT WITH THE TRUSTEE OF AN AMOUNT SUFFICIENT TO PAY THE PURCHASE PRICE HEREOF. THE OWNER OF THIS BOND ALSO UNDERSTANDS AND AGREES THAT IN THE EVENT THE OWNER FAILS TO DELIVER THIS BOND, PROPERLY ENDORSED FOR TRANSFER, TO THE TRUSTEE ON THE DATE SPECIFIED, INTEREST WILL CEASE TO ACCRUE HEREON ON SUCH SPECIFIED DATE AND THE OWNER HEREOF WILL THEREAFTER BE ENTITLED ONLY TO PAYMENT OF THE PURCHASE PRICE AND NOT TO THE BENEFIT OF THE INDENTURE.

     Purchase at Option of the Owner During Variable Rate Period.

     While the Bonds bear interest at the Variable Rate, any Bond or portion thereof in an authorized denomination will be purchased on the demand of the owner thereof, on any Business Day at a purchase price equal to one hundred percent (100%) of the principal amount thereof plus interest accrued to the date of purchase upon delivery to the Tender Agent of an Optional Tender Notice in the form attached hereto as Exhibit A (herein called the "Optional Tender Notice") specifying the date on which such Bond will be purchased, which date will be a Business Day not prior to the seventh (7th) day after the date of delivery of the Optional Tender Notice. To receive payment of the purchase price, the owner will be required to deliver such Bond to the Tender Agent, accompanied by an executed form of assignment and any other instruments of transfer satisfactory to the Trustee, not less than five (5) days prior to the purchase date specified in such notice as provided in the Indenture; provided, however, that any owner which is an investment company registered pursuant to the Investment Company Act of 1940 may deliver such Bond to the Tender Agent at or prior to 10:00 a.m. on the date of purchase. No purchase of Bonds at the option of the owner thereof or on the Conversion Date will be deemed to be a payment or redemption of the Bonds or any portion thereof. Notwithstanding the foregoing, no owner will have a right to tender its Bond(s) for purchase as described in this paragraph following acceleration of the payment of the Bonds pursuant to the terms of the Indenture or after the Conversion Date.

THE OWNER OF THIS BOND, BY ACCEPTANCE HEREOF, AGREES THAT DELIVERY OF THE WRITTEN NOTICE DESCRIBED IN THE PRECEDING PARAGRAPH BY THE OWNER CONSTITUTES AN IRREVOCABLE OFFER TO SELL THIS BOND ON THE DATE SPECIFIED, AND THAT THIS BOND WILL BE PURCHASED ON SUCH DATE UPON DEPOSIT WITH THE TENDER AGENT OF AN AMOUNT SUFFICIENT TO PAY THE PURCHASE PRICE HEREOF. THE OWNER OF THIS BOND ALSO UNDERSTANDS AND AGREES THAT IN THE EVENT THE OWNER FAILS TO DELIVER THIS BOND, PROPERLY ENDORSED FOR TRANSFER, TO THE TENDER AGENT ON THE DATE SPECIFIED IN THE NOTICE, THIS BOND WILL BE HELD BY THE OWNER AS AGENT FOR THE COMPANY, INTEREST WILL CEASE TO ACCRUE HEREON AS OF THE DATE SPECIFIED IN THE NOTICE AND THE OWNER HEREOF WILL THEREAFTER BE ENTITLED ONLY TO PAYMENT OF THE PURCHASE PRICE AND NOT TO THE BENEFITS OF THE INDENTURE AND THE ISSUER WILL, TO THE EXTENT PERMITTED BY LAW, EXECUTE AND THE TRUSTEE WILL AUTHENTICATE AND DELIVER A SUBSTITUTE BOND IN LIEU OF THE UNDELIVERED BOND.

     Tender Agent.

     The Issuer has appointed The First National Bank of Boston as Tender Agent. The Tender Agent may be changed at any time by the Company with the consent of the Trustee.

     Authorized Denominations.

     Subject to the provisions of the Indenture, the Bonds are issuable as registered Bonds in the denomination of One Hundred Thousand Dollars ($100,000) or any integral multiple of $5,000 in excess thereof; provided that if less than $100,000 in principal amount of Bonds is Outstanding, one Bond shall be issued in such smaller denomination; and provided further, that subsequent to the initial issuance of the Bonds, replacement or substitution Bonds or Bonds issued in exchange in accordance with the provisions of Section 205 of the Indenture may be issued in denominations of $5,000 or integral multiples thereof. Subject to the limitations provided in the Indenture and upon payment of any tax or governmental charge, if any, Bonds may be exchanged for a like aggregate principal amount of Bonds of other authorized denominations.

     Transfer.

     This Bond is transferable by the registered owner hereof or his duly authorized attorney at the principal corporate trust office of The First National Bank of Boston, as Bond Registrar, in Canton, Massachusetts, in compliance with the terms and conditions set forth in the Indenture and upon surrender of this Bond, provided that transfers in connection with the remarketing hereof will be made at the corporate trust office of the Trustee in Canton, Massachusetts, accompanied by a duly executed instrument of transfer in form satisfactory to the Bond Registrar, subject to such reasonable regulations as the Issuer, the Bond Registrar or the Trustee may prescribe and upon payment of any tax or other governmental charge incident to such transfer, PROVIDED THAT IF MONEYS FOR THE PURCHASE OF THIS BOND HAVE BEEN PROVIDED PURSUANT TO A DRAW UNDER THE CREDIT FACILITY, THIS BOND IS NOT TRANSFERABLE TO ANYONE OTHER THAN THE COMPANY OR ITS ASSIGNEE OR PLEDGEE. Upon any such transfer, the Trustee shall cause a new Bond or Bonds registered in the name of the transferee or transferees in denominations authorized by the Indenture and in the same aggregate principal amount as the principal amount of this Bond (and of the same maturity and bearing interest at the same rate) will be issued to the transferee. Except as set forth in this Bond and as otherwise provided in the Indenture, the person in whose name this Bond is registered will be deemed the owner hereof for all purposes, and the Issuer, the Bond Registrar and the Trustee will not be affected by any notice to the contrary.

     The owner of this Bond will have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Indenture or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture.

     In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of this Bond may become or may be declared due and payable before the stated maturity hereof, together with the interest accrued hereon.

     Modifications or alterations of the Loan Agreement and the Indenture and any supplement or amendment thereto may be made only to the extent and in the circumstances permitted by the Indenture and may be made in certain cases without the consent of the owners of the Bonds.

     Anything herein or in the Indenture to the contrary notwithstanding, the obligations of the Issuer hereunder will be subject to the limitation that payment of interest to the owner of this Bond will not be required to the extent that receipt of any such payment by the owner of this Bond would be contrary to the provisions of law applicable to such Bond which limits the maximum rate of interest which may be charged or collected by such owner.

     In any case where the date of maturity of interest on or principal of the Bonds or the date fixed for redemption of the Bonds shall be in the city of payment a day other than a Business Day, then payment of interest or principal need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, provided that interest will accrue for the period of any such extension.

     This Bond will be governed by and construed in accordance with the laws of the State of Florida.

     All acts, conditions and things required to happen, exist and be performed precedent to and in the issuance of this Bond and the execution of the Indenture have happened, exist and have been performed as so required.

     IN WITNESS WHEREOF, the Issuer has caused this Bond to be executed with the manual or facsimile signature of the Chairman or Vice Chairman of the Issuer, its official seal to be impressed or imprinted hereon and the same to be attested by the manual or facsimile signature of the Secretary or Assistant Secretary of the Issuer, all as of __________ ___, 1994.

                                   HILLSBOROUGH COUNTY INDUSTRIAL
                                   DEVELOPMENT AUTHORITY


                                   By:
                                      Chairman

(Seal)

Attest:


By:
   Secretary

                         *     *     *     *     *


                       CERTIFICATE OF AUTHENTICATION


     This Bond is one of the Bonds of the series designated therein and issued under the provisions of the within-mentioned Indenture.

                                   The First National Bank of Boston, as
                                      Trustee


                                   By:
                                      Its:   Authorized Signatory


Date of Authentication:  ________, 1994

                         *     *     *     *     *

                            [FORM OF ASSIGNMENT
                       TO APPEAR ON REVERSE OF BOND]

                            FORM OF ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE






the within bond of the _______________________________ and does hereby constitute and appoint _________________ ______________ attorney to transfer the said bond on the books of the within named Issuer, with full power of substitution in the premises.


Dated:


In the presence of:
                                    Bondholder


Signature Guaranteed:




                           [End of Form of Bond]

; and

     NOW, THEREFORE, in consideration of the premises, of the acceptance by the Trustee of the trusts hereby created, and of the purchase and acceptance of the Bonds by the Bondholders, and also for and in consideration of the sum of One Dollar to the Issuer in hand paid by the Trustee at or before the execution and delivery of this Indenture, the receipt of which is hereby acknowledged, and for the purpose of fixing and declaring the terms and conditions upon which the Bonds are to be issued, delivered, secured and accepted by the Bondholders and any and all other persons who shall from time to time be or become owners thereof, and in order to secure the payment of the Bonds at any time issued and outstanding hereunder and the interest thereon according to their tenor, purport and effect, and in order to secure the performance and observance of all the covenants, agreements and conditions therein and herein contained;

     THE ISSUER DOES HEREBY PLEDGE AND ASSIGN, and grant a security interest unto the Trustee and its successors and assigns for the benefit of the owners of the Bonds all right, title and interest of the Issuer presently owned or hereafter acquired in and to the following
(collectively, the "Trust Estate"):

          (a) The Loan Agreement (as the same may from time to time be supplemented or amended), including, but not limited to, all payments or installment purchase obligations due and to become due under the Note and the Loan Agreement whether made at their respective due dates or as prepayments permitted or required by the Loan Agreement together with full power and authority, in the name of the Issuer or otherwise, to demand, receive, enforce, collect or receipt for any or all of the foregoing, to endorse or execute any checks or other instruments or orders, to file any claims and to take any action which the Trustee may deem necessary or advisable in connection therewith, and the Issuer hereby irrevocably appoints the Trustee attorney-in-fact of the Issuer for such purposes, which appointment is coupled with an interest and is irrevocable; provided, however, that the Issuer shall continue to have all the rights, together with the Trustee, contained in the following sections of the Loan Agreement:

             (i) Section 7.1 (pertaining to the Issuer's right of access to the Project (as defined in the Loan Agreement));

            (ii) Section 7.5 (pertaining to the Issuer's right to receive payment for certain costs and expenses);

           (iii) Section 7.6 (pertaining to the Issuer's right to certain indemnities);

            (iv) Section 7.7 (pertaining to the Issuer's right to release and indemnification);


             (v) Section 7.8 (pertaining to the Issuer's right to receive certain information);

            (vi) Section 8.1 (pertaining to the Issuer's right to consent or withhold consent to assignment of rights of the Company under the Loan Agreement or lease or sale of the Project);

           (vii) Sections 9.2(b), 9.3 and 9.5 (pertaining to the Issuer's right to reimbursement of expenses incurred upon a default);

          (viii) Sections 10.1(c), 10.2 and 10.3 (pertaining to the Issuer's right to notice of prepayments and rights upon the occurrence of certain events;

            (ix) Section 12.5 (pertaining to the Issuer's right to receive notices); and

             (x) Sections 12.12, 12.13 and 12.14 (pertaining to the limitations on the liability of the Issuer).

          (b) The Note of even date herewith of the Company to the Issuer in the original principal amount of $4,765,000 evidencing the Company's obligation to pay the purchase price pursuant to the Loan Agreement, together with interest thereon and other amounts with respect thereto, as provided for in the Loan Agreement, the Issuer having on this date endorsed, pledged and assigned the Note without recourse to the order of, and delivered the same to, the Trustee as security for the obligations of the Issuer to the Trustee hereinafter referred to.

          (c) All money or securities at any time on deposit in, in transit to or credited to any account or Fund created hereunder, including without limitation the Bond Fund and the Redemption Fund but excluding the Rebate Fund;

          (d)  Revenues (as hereinafter defined);

and it is so mutually agreed and covenanted by and between the parties hereto for the equal and proportionate benefit and security of the Bondholders without preference, priority or distinction as to lien or otherwise, except as hereinafter provided, of any one Bond over any other Bond, by reason of priority in the issue, sale or negotiation thereof or otherwise, for the benefit of the Bondholders and as security for the fulfillment of the obligations of the Issuer hereunder;

     TO HAVE AND TO HOLD the same forever, subject, however, to the exceptions, reservations and matters therein and herein recited but IN TRUST, nevertheless, for the benefit and security of the owners from time to time of the Bonds delivered hereunder and issued by the Issuer and outstanding or, to the extent set forth herein, for the benefit of the Credit Facility Issuer, so long as a Credit Facility is in place in respect of the Bonds;

     PROVIDED, HOWEVER, that if, after the right, title and interest of the Trustee in and to the Trust Estate pledged and assigned to it under this Indenture shall have ceased, terminated and become void in accordance with
Article XIV hereof, the principal of and interest on the Bonds and any other obligations arising hereunder shall have been paid to the Bondholders or shall have been paid by the Company pursuant to Article XIV hereof, then, this Indenture and all covenants, agreements and other obligations of the Issuer hereunder shall cease, terminate and be void, and thereupon the Trustee shall cancel and discharge this Indenture and execute and deliver to the Issuer and the Company such instruments in writing as shall be required to evidence the discharge hereof; otherwise, this Indenture shall be and remain in full force and effect.

     THIS INDENTURE FURTHER WITNESSETH, and it is expressly declared, that the Bonds issued and secured hereunder are to be issued and delivered and the trust estate and other revenues and funds herein pledged and assigned are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Issuer has agreed and covenanted, and does hereby agree and covenant, with the Trustee and with the owners of said Bonds, as follows, that is to say:


                                 ARTICLE I

                   DEFINITIONS AND RULES OF CONSTRUCTION

     Section 101.   Definitions.

     All words and terms defined in Article I of the Loan Agreement shall have the same meanings in this Indenture, unless otherwise specifically defined herein. In addition, the following words and terms as used in this Indenture shall have the following meanings unless some other meaning is plainly intended:

     "Act" shall mean all applicable provisions of the Constitution and laws of the State of Florida, including without limitation the Florida Industrial Development Financing Act, Parts II and III of Chapter 159, Florida Statutes, as amended from time to time, and the resolution of the Board of County Commissioners of Hillsborough County, Florida adopted on October 27, 1971 organizing the Issuer.

     "Alternate Credit Facility" shall mean an irrevocable direct pay letter of credit, insurance policy or similar credit enhancement or support facility for the benefit of the Trustee, the terms of which Alternate Credit Facility shall, in all respects material to the Bondholders, be the same (except for the term of such Alternate Credit Facility) as the Credit Facility that is replaced by such Alternate Credit Facility as set forth in
Section 603 hereof.

     "Authenticating Agent" shall mean the Trustee and any agent so appointed pursuant to Section 207 hereof.

     "Available Moneys" shall mean:

        (a) any moneys which have been paid to the Trustee by the Company and which have been on deposit with the Trustee for at least three hundred sixty-seven (367) days during and prior to which no Event of Bankruptcy shall have occurred, and the proceeds from the investment of such moneys after such moneys have become Available Moneys, and

        (b) moneys on deposit with the Trustee representing proceeds from the resale by the Remarketing Agent of Bonds to persons other than the Issuer or the Company as described in Article III hereof, which, in each case, were at all times since their deposit with the Trustee held in a separate and segregated account or accounts or sub-account or sub-accounts in which no moneys were which were not Available Moneys were at any time held, and the proceeds from the investment thereof, and

        (c) moneys drawn under a Credit Facility which in each case were at all times since their deposit with the Trustee held in a separate and segregated account or accounts or sub-account or sub-accounts in which no moneys (other than those drawn under a Credit Facility) were at any time held.

     "Bank" shall mean First Union National Bank of North Carolina as the issuer of the Letter of Credit, and its successors and assigns.

     "Bank Account" shall mean the account of that name established in the Bond Purchase Fund pursuant to Section 302 hereof.

     "Bond" or "Bonds" shall mean any bond or bonds authenticated and delivered under this Indenture.

     "Bond Counsel" shall mean an attorney-at-law or a firm of attorneys of nationally recognized standing in matters pertaining to the tax-exempt nature of interest on bonds issued by states and their political subdivisions, duly admitted to the practice of law before the highest court of any state of the United States of America and approved by the Issuer.

     "Bond Fund" shall mean the trust fund so designated which is established pursuant to Section 502(a) hereof.

     "Bond Purchase Fund" shall mean the trust fund so designated which is established pursuant to Section 302 hereof.

     "Bond Register" shall have the meaning provided in Section 204 hereof.

     "Bond Registrar" shall mean the Bond Registrar as designated in
Section 204 hereof.

     "Bondholder" or "Bondholders" or "owner" or "owners" shall mean the initial owner or owners and any future owner or owners of the Bond or Bonds as registered on the books and records of the Bond Registrar pursuant to
Section 204 hereof.

     "Business Day" shall mean a day upon which banks in the State and in the States of Massachusetts and North Carolina are open for the transaction of business of the nature required pursuant to the Loan Agreement and this Indenture.

     "Calculation Period" shall mean the period from and including the day following the Determination Date of each week (even if not a Business Day) to and including the following Determination Date; provided, that if the Determination Date at the end of a Calculation Period is a Regular Record Date, such Calculation Period will extend until the Business Day following such Determination Date.

     "Company" shall mean Leslie Controls, Inc., a New Jersey corporation, and its successor or assigns and any surviving, resulting or transferee corporation or other entity.

     "Conversion Date" shall mean that Business Day elected by the Company in accordance with Section 202(e) of the Indenture as the effective date of conversion of the interest rate on the Bonds from the Variable Rate to the Fixed Rate, which date shall be an Interest Payment Date.

     "Counsel" shall mean an attorney or firm of attorneys acceptable to the Trustee (who may, but need not be, counsel to the Issuer or the Company).

     "Credit Facility" shall mean the Letter of Credit or any Alternate Credit Facility delivered to the Trustee pursuant to Article VI hereof.

     "Credit Facility Account" shall mean the account of that name established in the Bond Fund pursuant to Section 502 hereof.

     "Credit Facility Issuer" shall mean the Bank with respect to the Letter of Credit and the institution issuing any Alternate Credit Facility.

     "Defaulted Interest" has the meaning provided in Section 208 hereof.

     "Determination Date" shall mean Wednesday of each week or if Wednesday is not a Business Day then the next succeeding Business Day.

     "Event of Bankruptcy" shall mean a petition by or against the Company or the Issuer under any bankruptcy act or under any similar act which may be enacted which shall have been filed (other than bankruptcy proceedings instituted by the Company or the Issuer against third parties) unless such petition shall have been dismissed and such dismissal shall be final and not subject to appeal.

     "Event of Default" shall mean any of the events specified in Section 901 hereof to be an Event of Default.

     "Fixed Rate" shall mean the fixed annual rate of interest on the bonds determined by the Placement Agent pursuant to Section 202(e) hereof. If, for any reason, the Fixed Rate is held to be invalid or unenforceable by a court of competent jurisdiction, the Fixed Rate shall be equal to eight percent (8.00%) per annum. The Fixed Rate shall in no event exceed fifteen percent (15.00%).

     "Fixed Rate Period" shall mean the period during which the Fixed Rate is in effect, which shall be the period beginning on the Conversion Date and ending on the Maturity Date.

     "Governmental Obligations" shall mean:

        (i) direct obligations of the United States of America for the full and timely payment of which the full faith and credit of the United States of America is pledged,

       (ii) obligations issued by a Person controlled or supervised by and acting as an instrumentality of the United States of America, the full and timely payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States of America, and

      (iii) securities or receipts evidencing ownership interests in obligations or specified portions (such as principal or interest) of obligations described in clause (i) or (ii) above the full and timely payment of which securities, receipts or obligations is unconditionally guaranteed by the United States of America, which obligations, securities or receipts are not subject to redemption prior to maturity at less than par at the option of anyone other than the holder thereof.

     "Indenture" shall mean this Indenture as amended or supplemented at the time in question.

     "Initial Interest Rate" shall mean the initial rate of interest of
3.15 % per annum on the Bonds.

     "Initial Rate Period" shall mean from and including the Original Delivery Date to and including August 10, 1994.

     "Interest Payment Date" shall mean the first Business Day of each March, June, September and December commencing on the first Business Day of September, 1994, and ending on the Maturity Date of the Bonds.

     "Investment Obligations" shall mean:

          (a)  any Government Obligations;

          (b) any bonds or other obligations of the United States of America which as to principal and interest constitute direct obligations of the United States of America, or any obligations of subsidiary corporations of the United States of America fully guaranteed as to payment by the United States of America;

          (c)  obligations of the Federal Land Bank;

          (d)  obligations of the Federal Home Loan Bank;

          (e)  obligations of the Federal Intermediate Credit Bank;

          (f) bonds or obligations issued by any public housing agency or municipal corporation in the United States of America, which such bonds or obligations are fully secured as to the payment of both principal and interest by a pledge of annual contributions under an annual contributions contract or contracts with the United States government, or project notes issued by any public housing agency, urban renewal agency, or municipal corporation in the United States of America which are fully secured as to payment of both principal and interest by a requisition, loan, or payment agreement with the United States government;

          (g) interest-bearing savings accounts (including that of the Trustee), interest-bearing certificates of deposit or interest-bearing time deposits or any other investments constituting direct obligations of any bank which has deposits insured by the Federal Deposit Insurance Corporation; provided that such accounts, certificates of deposits, time deposits, or investments are either (a) insured by the Federal Deposit Insurance Corporation, or (b) secured by the deposit with any national or state bank located within the State of any Government Obligation;

          (h) short term obligations of corporations organized under the laws of any state with assets exceeding $500,000,000 if (i) such obligations are rated within the two (2) highest categories established by Moody's and S&P and which mature no later than one hundred eighty (180) days from the date of purchase and (ii) the purchases do not exceed ten (10%) percent of such corporation's outstanding obligations;

          (i) money market mutual funds registered under the Investment Company Act of 1940, as amended, provided that the portfolio of any such money market fund is limited to Government Obligations and to agreements to purchase Government Obligations; and

          (j) repurchase agreements with respect to obligations included in subsections (a) through (i) above and any other investments to the extent at the time permitted by then applicable law for the investment of public funds.

     "Issuer" shall mean the Hillsborough County Industrial Development Authority, a corporate governmental agency, constituting a public benefit corporation and existing pursuant to the constitution and laws of the State including the Act.

     "Letter of Credit" shall mean the irrevocable direct pay letter of credit dated August 4, 1994, in the amount of $5,003,250 issued by the Bank, including any extensions thereof.

     "Loan Agreement" shall mean the Loan Agreement of even date herewith between the Issuer and the Company and any amendments or supplements thereof permitted by this Indenture.

     "Majority of the Bondholders" shall mean the owners of a majority of the aggregate principal amount of the Outstanding Bonds.

     "Maturity Date" shall mean the first business day of August, 2019.

     "Moody's" shall mean Moody's Investors Service, Inc. a Delaware corporation, its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Trustee, with the consent of the Company and the Credit Facility Issuer.

     "Note" shall mean the promissory note given by the Company pursuant to the provisions of the Loan Agreement, substantially in the form attached thereto.

     "Optional Tender Notice" shall mean a notice from the owner of a Bond to the Tender Agent in the form attached to the Bond as Exhibit A.

     "Original Delivery Date" shall mean August 4, 1994.

     "Outstanding" in connection with Bonds shall mean, as of the time in question, all Bonds authenticated and delivered under the Indenture, except:

        (i)    Bonds theretofore canceled or required to be cancelled under
     Section 212 hereof;

       (ii)    Bonds which are deemed to have been paid in accordance with
     Article XIV hereof; and

      (iii) Bonds in substitution for which other Bonds have been authenticated and delivered pursuant to Article II hereof.

In determining whether the owners of a requisite aggregate principal amount of Bonds Outstanding have concurred in any request, demand, authorization, direction, notice, consent or waiver under the provisions hereof, Bonds which are held by or on behalf of the Company (unless all of the outstanding Bonds are then owned by the Company) or an Affiliate of the Company (as defined below) shall be disregarded for the purpose of any such determination. For the purpose of this paragraph, an "Affiliate" of any specified entity shall mean any other entity directly or indirectly controlling or controlled by or under direct or indirect common control with such specified entity and "control", when used with respect to any specific entity, shall mean the power to direct the management and policies of such entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Payments Account" shall mean the account of that name established in the Bond Fund pursuant to Section 502 hereof.

     "Placement Agent" shall mean the securities dealer, bank or trust company which is designated by the Company with the consent of the Credit Facility Issuer and which will agree to establish the Preliminary Fixed Rate and to use its best efforts to arrange for the sale of Tendered Bonds on the Conversion Date, all as more particularly described in Section 202(e) hereof.

     "Pledge Agreement" shall mean the Pledge Agreement of even date herewith by the Company to the Bank, and any amendments or supplements thereof.

     "Pledged Revenues" means and shall include the payments required to be made by the Company under the Loan Agreement except payments to be made to the Trustee for services rendered as Trustee under the Indenture and as Bond Registrar and paying agent for the Bonds and except for expenses, indemnification and other payments required to be made pursuant to Sections
7.5 and 7.6 of the Loan Agreement.

     "Principal Office" of the Trustee or Bond Registrar shall mean the office at which, at the time in question, its corporate trust business is principally conducted.

     "Prior Bonds" means the $7,200,000 Hillsborough County Industrial Development Authority Industrial Development Revenue Bonds (Leslie Controls, Inc. Project), Series 1986.

     "Prior Trustee" means First Florida Bank, N.A., as trustee under a Trust Indenture dated as of April 18, 1986 between Hillsborough County Industrial Development Authority and First Florida Bank, N.A.

     "Private Placement Memorandum" shall mean the Private Placement Memorandum dated August 4, 1994, relating to the Bonds.

     "Regular Record Date" shall mean:

        (i) in respect of any Interest Payment Date during the Variable Rate Period, the close of business on the Business Day immediately preceding each such Interest Payment Date, and

       (ii) in respect of any Interest Payment Date during the Fixed Rate Period, the fifteenth (15th) day (whether or not a Business Day) of the calendar month immediately preceding each such Interest Payment Date.

     "Reimbursement Agreement" shall mean the Letter of Credit, Reimbursement and Guaranty Agreement of even date herewith by and among the Company, Watts Industries, Inc., as guarantor, and the Bank, as the same may be amended from time to time and filed with the Trustee, and any agreement of the Company with a Credit Facility Issuer setting forth the obligations of the Company to such Credit Facility Issuer arising out of any payments under a Credit Facility and which provides that it shall be deemed to be a Reimbursement Agreement for the purpose of this Indenture.

     "Remarketing Account" shall mean the account of that name established in the Bond Purchase Fund pursuant to Section 302 hereof.

     "Remarketing Agent" shall mean First Union National Bank of North Carolina and its successors as provided in Section 1201 hereof.

     "Remarketing Agreement" shall mean the Remarketing Agreement of even date herewith between the Company and the Remarketing Agent and any amendments and supplements thereof.

     "Requisite Bondholders" shall mean the owners of more than two-thirds (2/3rds) in aggregate principal amount of the Outstanding Bonds.

     "Responsible Officer" when used with respect to the Trustee shall mean the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers of banking institutions with trust powers and also shall mean, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Revenues" shall mean:

        (i) all amounts payable to the Trustee with respect to the principal or redemption price of, or interest on the Bonds (a) by the Company under the Note, and (b) by the Credit Facility Issuer under a Credit Facility, and

       (ii) investment income with respect to any moneys held by the Trustee in the Bond Fund or the Redemption Fund.

     "Security interest" or security interests" refers to the security interests created herein and in the Security Instruments and shall have the meaning set forth in the Uniform Commercial Code.

     "S&P" shall mean Standard & Poor's Corporation, a New York corporation, its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Trustee, with the consent of the Company and the Credit Facility Issuer.

     "Special Record Date" shall mean for purpose of payment of Defaulted Interest on the Bonds, the date fixed by the Trustee pursuant to Section 208 hereof.

     "State" shall mean the State of Florida.

     "Subsidiary" shall mean any corporation, association or other business entity of which more than fifty percent (50%) of the issued and outstanding stock or equivalent thereof having ordinary voting power is, at the time at which any determination is being made, owned or controlled by the Company or by one or more Subsidiaries or other affiliates of the Company.

     "Tender Agent" shall mean The First National Bank of Boston and its successors as provided in Section 1202 hereof.

     "Tender Agency Agreement" shall mean the Tender Agency Agreement of even date herewith among the Company, the Trustee and the Tender Agent.

     "Tendered Bonds" shall mean those Bonds tendered or deemed tendered by the owners for purchase pursuant to an Optional Tender Notice or on the Conversion Date.

     "Trustee" shall mean The First National Bank of Boston and its successor in the trust hereunder.

     "Undelivered Bond" shall mean:

        (i) any Bond for which an Optional Tender Notice has been given pursuant to Section 203 hereof and which has not been delivered to the Tender Agent on the date specified for purchase and

       (ii) any Bond which has not been delivered to the Trustee for redemption or purchase on any mandatory redemption or purchase date or the Conversion Date; provided that in either case the Trustee has on hand and available on such date funds sufficient to purchase or redeem said Bond.

     "Variable Rate" shall mean a variable interest rate established after the Initial Rate Period as the rate of interest determined by the Remarketing Agent on and as of each Determination Date as the minimum rate of interest necessary, in the judgment of the Remarketing Agent, taking into account market conditions prevailing on the Determination Date, to enable the Remarketing Agent to arrange for the sale of all of the Bonds on the Determination Date in the secondary market at a price equal to the principal amount thereof (plus interest accrued to the date of settlement). If the Remarketing Agent fails to certify such rate, the Variable Rate for the next succeeding Calculation Period or Periods until thereafter certified by the Remarketing Agent shall remain the same as that most recently established and certified by the Remarketing Agent until thereafter certified by the Remarketing Agent or adjusted as set forth in the next succeeding sentence. In the event the Remarketing Agent fails to certify such rate for four (4) consecutive Calculation Periods, such rate for each Calculation Period thereafter (if none is certified by the Remarketing Agent) shall be ninety percent (90%) of the yield for United States Treasury bills maturing approximately thirty (30) days after the Determination Date for such Calculation Period as published by The Wall Street Journal on such Determination Date (or the next Business Day on which The Wall Street Journal is published if not published on the Determination Date) (or, if The Wall Street Journal is no longer published, then any reasonably equivalent financial publication selected by the Remarketing Agent); provided that if during the Variable Period the Determination Date at the end of each such Calculation Period is a Regular Record Date, such Calculation Period will extend until the Business Day following such Determination Date. A Bondholder may request the Variable Rate in effect from time to time with respect to the Bonds from the Trustee or the Remarketing Agent. If, for any reason, the Variable Rate is not determined as described above or is held to be invalid or unenforceable by a court of competent jurisdiction for any period, the interest rate for each such period shall be equal to eight percent (8.00%) per annum. The Variable Rate shall not be a rate in excess of fifteen percent (15.00%) per annum.

     "Variable Rate Period" shall mean that period during which a Variable Rate is in effect on the Bonds.

     "Variable Rate Purchase Date" shall mean while the Bonds bear interest at the Variable Rate, any Business Day (prior to and including the date which is the tenth day preceding the Conversion Date) on which the Bonds may be tendered for purchase at the option of the owner thereof in accordance with Section 203 hereof.

     Section 102.   Rules of Construction.

     (a) Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders. Unless the context shall otherwise indicate, the words "Bond, "owner", "Bondholder", "Bondholder of Record" and "person" shall include the plural as well as the singular number; the word "person" shall include any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof; and the word "Bondholder" when used herein with respect to the Bonds shall mean the registered owner of any of the Bonds.

     (b) Words importing the redemption or calling for redemption of the Bonds shall not be deemed to refer to or connote payment of Bonds at their stated maturity.

     (c) The Table of Contents, captions and headings in this Indenture are for convenience only and in no way limit the scope or intent of any provision or section of this Indenture.

     (d) All references herein to particular articles or sections are references to articles or sections of this Indenture unless some other reference is indicated.

     (e) All references herein to the Code or the 1954 Code or any particular provision or section thereof shall be deemed to refer to any successor, or successor provision or section, thereof, as the case may be.

     (f) All references herein to time shall be Charlotte, North Carolina time.


                                ARTICLE II

                                 THE BONDS

     Section 201.   Amount, Terms, and Issuance of the Bonds.

     (a) The Bonds shall be limited to $4,765,000 in aggregate principal amount and shall contain substantially the terms recited in the form of Bond above and as set forth in this Indenture. No Bonds may be issued under this Indenture except in accordance with this Article II. No additional bonds shall be issued under this Indenture.

     (b) The Issuer may cause a copy of the text of the opinion of Bond Counsel delivered in connection with the issuance of the Bonds to be printed on any of the Bonds. The Bonds may bear such endorsement or legend satisfactory to the Trustee as may be required to conform to usage or law with respect thereto, including the imposition of CUSIP or other identifying numbers.

     (c) Upon satisfaction of the conditions set forth in Section 213 hereof, the Issuer shall issue the Bonds, and the Trustee shall, at the Issuer's request, authenticate the Bonds and deliver them as specified in the request.

     Section 202. Designation, Denominations, Maturity Date and Interest Rates of the Bonds.

     (a) Designation, Denominations, Maturity Date. The Bonds shall be designated "$4,765,000 Hillsborough County Industrial Development Authority Industrial Development Revenue Refunding Bonds (Leslie Controls, Inc. Project), Series 1994." The Bonds shall be issuable as fully registered Bonds in the denominations of $100,000 or any integral multiple of $5,000 in excess thereof; provided that if less than One Hundred Thousand Dollars ($100,000) principal amount of Bonds is outstanding one Bond shall be issued in such smaller denomination; and provided further, that subsequent to the initial issuance of the Bonds, replacement or substitution Bonds or Bonds issued in exchange in accordance with the provisions of Section 205 hereof may be issued in denominations of $5,000 and integral multiples thereof. All Bonds shall bear the date of their authentication, shall bear interest from the most recent date to which interest has been paid or duly provided for, or, if authenticated on an Interest Payment Date, from that date, or, if no interest has been paid or duly provided for, from the date of authentication, and shall mature, subject to prior redemption as provided in Article VII hereof, on the first business day of August, 2019. The Bonds shall be numbered from "1" consecutively upwards prefixed by the letter "R".

     (b) Interest Rates. The Bonds shall bear interest at the applicable rate provided below. On each Interest Payment Date, interest accrued through the day immediately preceding such Interest Payment Date shall be payable. While the Bonds bear interest at a Variable Rate interest on the Bonds shall be computed on the basis of a year of three hundred sixty-five
(365) or three hundred sixty-six (366) days, as applicable, for the number of days actually elapsed. From and including the Conversion Date, and thereafter, interest on the Bonds shall be computed on the basis of a three hundred sixty (360) day year for the number of days actually elapsed.

     (c) Initial Interest Rate. For the Initial Rate Period, the Bonds shall bear interest at the Initial Interest Rate.

     (d) Variable Rate. Following the Initial Rate Period and until the Conversion Date, the Bonds shall bear interest at the Variable Rate.
During the Variable Rate Period, the Remarketing Agent shall determine the interest rate for the Bonds on each Determination Date. The Remarketing Agent shall give notice by telephone, telecopier, telex, telegram or other telecommunication device, and upon request shall confirm in writing, on the Determination Date to the Trustee and the Company of the interest rate to be in effect for the following Calculation Period. The determination of the Variable Rate by the Remarketing Agent shall be conclusive and binding upon the Bondholders, the Issuer, the Company, the Trustee, the Tender Agent and the Remarketing Agent. Any owner may request the Variable Rate in effect from time to time with respect to the Bonds from the Trustee or the Remarketing Agent.

     (e)  Fixed Rate; Conversion to Fixed Rate.

          (1) The Company has a one-time option to convert the interest rate payable on the Bonds from the Variable Rate to the Fixed Rate effective on an Interest Payment Date following compliance by the Company with the provisions of this Section 202(e). The Bonds shall be subject to mandatory tender for purchase by the Owners thereof on the Conversion Date. To exercise the option to convert, the Company shall deliver or mail by first class mail (i) a notice to the Trustee and the Credit Facility Issuer with respect to the determination of the Company to convert the interest rate on the Bonds from the Variable Rate to the Fixed Rate, which notice shall be delivered to the Trustee at least thirty (30) but not more than forty-five (45) days prior to the Conversion Date, and (ii) the opinion of Bonds Counsel described in Section 202(f) hereof. The Trustee shall then deliver or mail by first class mail a notice in substantially the form attached hereto as Exhibit B at least twenty (20) days but not more than thirty (30) days prior to the Conversion Date to the Owner of each Bond at the address shown on the registration books of the Issuer. Any notice given by the Trustee as provided in this Section shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice. Failure to mail any such notice, or the mailing of defective notice, to any Owner, shall not affect the proceeding for purchase as to any Owner to whom proper notice is mailed. Said notice shall state, among other things, (1) the Conversion Date, (2) the name and address of the placement agent which has agreed to use its best efforts to arrange for the sale of any bonds to be tendered or deemed tendered for purchase on the Conversion Date (herein called the "Placement Agent"), (3) that after the seventeenth (17th) day preceding the Conversion Date, the owner will not be entitled to deliver an Optional Tender Notice and that after the tenth (10th) day preceding the Conversion Date, the owner will not be entitled to tender this Bond for purchase as described below, (4) that this Bond will be deemed tendered for purchase on the Conversion Date, (5) that in order to receive payment of the purchase price of any Bond which is deemed to have been tendered, the registered owner of such Bond must deliver such Bond to the office of the Tender Agent before 10 a.m. Eastern time on the Conversion Date specifying such address, and (6) that interest on any Bond will be payable only to (but not including) the Conversion Date.

     As described above, Owners of Bonds shall be required to tender their Bonds on the Conversion Date to the Tender Agent for purchase at the purchase price, and any such Bonds not so tendered on the Conversion Date ("Undelivered Bonds"), for which there has been irrevocably deposited in trust with the Trustee an amount of moneys sufficient to pay the Purchase Price of the Untendered Bonds, shall be deemed to have been tendered and purchased pursuant to this Section 202(e). IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO TENDER ITS BONDS ON OR PRIOR TO THE CONVERSION DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE SUBSEQUENT TO THE CONVERSION DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNTENDERED BONDS, AND ANY UNTENDERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THIS INDENTURE, EXCEPT FOR THE PURPOSE OF PAYMENT OF THE PURCHASE PRICE THEREFOR.

          (2) On or before the proposed Conversion Date, the Placement Agent shall determine the Fixed Rate as of such date in the manner described in subsection (4) below and shall notify the Trustee and the Company of the Fixed Rate by telephone, telecopier, telex, telegram or other telecommunication device and upon request, shall confirm such notice in writing.

          (3) Any owner of Bonds to be converted to a Fixed Rate shall be deemed to have tendered its Bonds to the Tender Agent. Said owner shall not be entitled to any payment (including any interest to accrue subsequently to the Conversion Date) other than the purchase price for such Bonds which shall be equal to the unpaid principal amount of such Bonds, and any such Bonds shall no longer be entitled to the benefits of this Indenture, except for the purpose of payment of the purchase price therefor and interest payable on the Conversion Date. Payment of the purchase price of any such Bonds shall be made only upon the presentment and surrender of such Bonds to the Tender Agent. Upon request, the Trustee shall provide the Tender Agent with the address set forth on the Bond Register for such owner. In the case of any Bond deemed tendered, the Issuer shall cause to be executed, and the Trustee shall authenticate and deliver to the new owner as provided in
     Section 301 hereof a new Bond of like date and tenor in lieu of and in substitution for such Bond deemed to be tendered.

          (4) On or before the Conversion Date, the Fixed Rate shall be the interest rate per annum which, in the sole judgment of the Placement Agent, taking into account prevailing financial market conditions, would be the minimum interest rate required to sell such Bonds on the Conversion Date at a price equal to the 100% of the principal amount thereof. The Fixed Rate shall be determined by the Placement Agent on or before the Conversion Date, and the Placement Agent shall notify the Trustee and the Company thereof by telephone or such other manner as may be appropriate by not later than 2:00 p.m., Eastern time, on the Conversion Date, which notice shall be promptly confirmed in writing.

     (f)  Condition to Conversion; Additional Notices.

          (1)  As a condition to the giving of notice as provided in
     Section 202(e) above, the Company shall provide the Trustee with an opinion of Bond Counsel to the effect that the proposed conversion of the interest rate on the Bonds will not cause the interest on the Bonds to be includable in the gross income of the owners thereof for federal income tax purposes.

          (2) The delivery by the Company to the Trustee of a letter from Bond Counsel confirming the opinion required prior to the notification described above on such Conversion Date is a condition precedent to any such Conversion. In the event that the Company fails to deliver to the Trustee the letter of Bond Counsel referred to in the preceding sentence, such Conversion shall not take effect, and the Bonds shall continue to bear interest at the Variable Rate.

          (3) The Trustee shall provide the Tender Agent with a copy of any notice delivered to the owners of the Bonds pursuant to Section 202 hereof.

     Section 203.   Optional Tender Provisions of the Bonds.

     (a) While the Bonds bear interest at the Variable Rate, any Bond or portion thereof in an authorized denomination (other than a Bond registered in the name of the Company) shall be purchased on the demand of the owner thereof, on any Business Day at a purchase price equal to one hundred percent (100%) of the principal amount thereof plus interest accrued to the date of purchase, if the owner of such Bond delivers to the Tender Agent at its address filed with the Trustee an Optional Tender Notice at least seven
(7) days prior to the Variable Rate Purchase Date specified in such Notice.

     (b) Any Optional Tender Notice delivered pursuant to the preceding subsection shall automatically constitute: (1) an irrevocable offer to sell such bond on the Variable Rate Purchase Date at a price equal to one hundred percent (100%) of the principal amount of such Bond plus interest accrued to the Variable Rate Purchase Date; and (2) an irrevocable authorization and instruction to the Bond Registrar to effect transfer of such Bond to the purchaser thereof on the Variable Rate Purchase Date. No purchase of Bonds pursuant to the provisions of this Section 203 shall be deemed a redemption thereof.

     (c)  Any owner who delivers an Optional Tender Notice pursuant to this
Section 203 shall deliver such Bond to the Tender Agent, at its address filed with the Trustee, not less than five (5) days prior to the Variable Rate Purchase Date specified in the aforesaid Optional Tender Notice; provided, however, that any Bond owner which is an investment company registered under the Investment Company Act of 1940 may deliver Bonds owned by it to the Tender Agent at its address filed with the Trustee, at or prior to 10:00 a.m. on the Variable Rate Purchase Date. All Bonds delivered to the Tender Agent pursuant to this Section 203 must be duly endorsed for transfer in blank in form satisfactory to the Trustee.

     (d) If a Bondholder who gives the Optional Tender Notice shall fail to deliver the Bond or Bonds identified in the Optional Tender Notice to the Tender Agent at or prior to 10:00 a.m. on the Variable Rate Purchase Date, such Undelivered Bond shall be purchased and shall cease to accrue interest on such Variable Rate Purchase Date and the owner thereof shall thereafter be entitled only to payment of the purchase price therefor and not to the benefits of this Indenture, and the Issuer, to the extent permitted by law, shall execute and the Trustee or the Authenticating Agent shall authenticate and deliver a substitute Bond or Bonds in lieu of the Undelivered Bond and the Bond Registrar shall register such Bond in the name of the purchaser or purchasers thereof pursuant to Section 205 hereof. The Tender Agent shall notify the Trustee and the Bond Registrar of any Undelivered Bonds. The Trustee shall (1) notify the Remarketing Agent of such Undelivered Bond and (2) place a stop transfer against such Undelivered Bonds until the Undelivered Bonds are properly delivered to the Tender Agent. Payment of the purchase price of any such Undelivered Bonds shall be made only upon the presentment and surrender of such Bonds to the Tender Agent. Upon notice of such delivery, the Bond Registrar shall make any necessary adjustment to the Bond Register.

     (e) Notwithstanding anything to the contrary contained herein, the rights of the owners to tender Bonds pursuant to this Section 203 shall cease immediately and without further notice from and including the date payment of the Bonds is accelerated following an Event of Default pursuant to Article IX hereof.

     Section 204.   Registered Bonds Required; Bond Registrar and Bond
                    Register.

     (a) All Bonds shall be issued in fully registered form. The Bonds shall be registered upon original issuance and upon subsequent transfer or exchange as provided in this Indenture.

     (b) The Issuer shall designate one or more persons to act as "Bond Registrar" for the Bonds, provided that the Bond Registrar appointed for the Bonds shall be either the Trustee or a person which would meet the requirements for qualification as a successor trustee imposed by Section 1014 hereof. The Issuer hereby appoints The First National Bank of Boston as its Bond Registrar in respect of the Bonds. Any person other than the Trustee undertaking to act as Bond Registrar shall first execute a written agreement, in form satisfactory to the Trustee, to perform the duties of a Bond Registrar under this Indenture, which agreement shall be filed with the Trustee and the Tender Agent.

     (c) The Bond Registrar shall act as registrar and transfer agent for the Bonds. There shall be kept at an office of the Bond Registrar a register (herein sometimes referred to as the "Bond Register") in which, subject to such reasonable regulations as the Issuer, the Trustee or the Bond Registrar may prescribe, there shall be provisions for the registration of the Bonds and for the registration of transfers of the Bonds. The Issuer shall cause the Bond Registrar to designate, by a written notification to the Trustee, a specific office location (which may be changed from time to time, upon similar notification) at which the Bond Register is kept. In the absence of a specific designation by the Bond Registrar, the principal corporate trust office of the Trustee in Canton, Massachusetts shall be deemed such office in respect of the Bonds for which the Trustee is acting as Bond Registrar.

     Section 205.   Transfer and Exchange.

     (a) Upon surrender for transfer of any Bond at the office of the Bond Registrar, the Issuer shall execute and the Trustee or its Authenticating Agent shall authenticate and deliver in the name of the transferee or transferees, one or more new fully registered Bonds of authorized denomination for the aggregate principal amount which the new owner is entitled to receive; provided that if moneys for the purchase of such Bond have been provided pursuant to a draw under the Credit Facility, such Bond shall not be transferable to any one other than the Company or its assignee or pledgee. Except for transfers in connection with the purchase of Bonds pursuant to Section 203 hereof and the remarketing thereof pursuant to
Article III, which shall be effected at the office of the Tender Agent in Canton, Massachusetts, Bonds shall be surrendered for transfer at the principal corporate trust office of the Trustee in Canton, Massachusetts. Also, the Issuer shall execute and the Trustee or its Authenticating Agent shall authenticate and deliver Bonds in lieu of Undelivered Bonds.

     (b) Bonds may be exchanged for other Bonds of any other authorized denomination, of a like aggregate principal amount, upon surrender of the Bonds to be exchanged at the principal corporate trust office of the Bond Registrar or Trustee; provided, however, that in connection with the purchase of Bonds tendered for purchase and the remarketing thereof pursuant to Article III hereof, Bonds may be exchanged at the principal office of the Tender Agent, or any office of any agent designated by, the Trustee. Whenever any Bonds are so surrendered for exchange, the Issuer shall execute, and the Trustee or its Authenticating Agent shall authenticate and deliver, the Bonds which the Bondholder making the exchange is entitled to receive.

     (c) All Bonds presented for transfer, exchange, redemption or payment (if so required by the Issuer, the Bond Registrar or the Trustee) shall be accompanied by a written instrument or instruments of transfer or authorization for exchange, in form satisfactory to the Bond Registrar, which may include a signature guarantee, duly executed by the owner or by his attorney duly authorized in writing.

     (d) No service charge shall be made to a Bondholder for any exchange or transfer of Bonds, but the Issuer or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

     (e)  Except in connection with the purchase of Bonds pursuant to
Section 203 hereof and the remarketing thereof pursuant to Article III hereof, neither the Issuer nor any Bond Registrar on behalf of the Issuer shall be required to issue, transfer or exchange any Bond selected for redemption in whole or in part.

     (f) New Bonds delivered upon transfer or exchange shall be valid obligations of the Issuer, evidencing the same debt as the Bond surrendered, shall be secured by this Indenture and shall be entitled to all of the security and benefits hereof to the same extent as the Bonds surrendered;

     Section 206.   Execution.

     (a) The Bonds shall be executed by the manual or facsimile signature of the Chairman, the seal of the Issuer shall be affixed, imprinted, lithographed or reproduced thereon and the same shall be attested by the manual or facsimile signature of the Secretary.

     (b) Bonds executed as above provided may be issued and shall, upon request of the Issuer, be authenticated by the Trustee or the Authenticating Agent, notwithstanding that any officer signing such Bonds or whose facsimile signature appears thereon shall have ceased to hold office at the time of issuance or authentication or shall not have held office at the date of the Bond.

     Section 207.   Authentication; Authenticating Agent.

     (a) No Bond shall be valid for any purpose until the Trustee's Certificate of Authentication thereon shall have been duly executed as provided in this Indenture, and such authentication shall be conclusive proof that such Bond has been duly authenticated and delivered under this Indenture and that the owner thereof is entitled to the benefit of the trust hereby created subject to the provisions of Section 203(d) and
Article XIV hereof.

     (b) If the Bond Registrar is other than the Trustee, the Trustee may appoint the Bond Registrar as an Authenticating Agent with the power to act on the Trustee's behalf and subject to its direction in the authentication and delivery of Bonds in connection with transfers and exchanges under
Section 205 hereof, and the authentication and delivery of Bonds by an Authenticating Agent pursuant to this Section shall, for all purposes of this Indenture, be deemed to be the authentication and delivery "by the Trustee". The Trustee shall, however, itself authenticate all Bonds upon their initial issuance. The Authenticating Agent may authenticate Bonds in substitution for Undelivered Bonds. The Authenticating Agent shall be entitled to reasonable compensation from the Company for its services.

     (c) Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible as a Bond Registrar under Section 204 hereof, without the execution or filing of any further document on the part of the parties hereto or the Authenticating Agent or such successor corporation.

     (d) Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee, the Issuer, the Remarketing Agent and the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent, the Issuer and the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Trustee shall promptly appoint a successor Authenticating Agent, shall give written notice of such appointment to the Issuer and the Company, and shall mail notice of such appointment to all owners of Bonds as the names and addresses of such owners appear on the Bond Register.

     Section 208.   Payment of Principal and Interest; Interest Rights
                    Preserved.

     (a) The principal and redemption price of any Bond shall be payable, upon surrender of such Bond, at the office of the Trustee or other paying agent appointed pursuant to this Indenture. Interest on each Interest Payment Date shall be payable by check, mailed on the Interest Payment Date to the address of the person entitled thereto on the Regular Record Date or, if applicable, the Special Record Date, as such address shall appear in the Bond Register. While the Bonds bear interest at a Variable Rate, Interest shall also be payable by wire transfer to the account of a member bank of the Federal Reserve System of any owner of Bonds in the aggregate principal amount of $1,000,000 or more at the written request (identifying such account by number) of such owner received by the Trustee on or prior to the Regular Record Date or Special Record Date.

     (b) Interest on any Bond which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Bond is registered at the close of business on the Regular Record Date for such interest.

     (c) Any interest on any Bond which is payable, and is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the owner of such Bonds on the relevant Regular Record Date solely by virtue of such registered owner having been such record owner on the Regular Record Date, and such Defaulted Interest shall be paid, pursuant to Section 911 hereof, to the person in whose name the Bond is registered at the close of business on a Special Record Date to be fixed by the Trustee, such date to be not more than fifteen (15) nor less than ten (10) days prior to the date of proposed payment. The Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Bondholder, at its address as it appears in the Bond Register, not less than ten (10) days prior to such Special Record Date.

     (d) Subject to the foregoing provisions of this Section 208, each Bond delivered under this Indenture, upon transfer of or exchange for or in lieu of any other Bond shall carry the rights to interest accrued and unpaid, and to accrue, as such other Bond.

     All payments of principal and redemption price of and interest on the Bonds, whether upon redemption, acceleration, maturity or otherwise, shall be made first, pursuant to draws under the Credit Facility in accordance with its terms on the dates when due; second, from other Available Moneys on deposit with the Trustee and not held in trust for the benefit of the owners of the Bonds pursuant to the provisions of Article XIV hereof; and then from other collected funds available to the Trustee hereunder for such payments.

     Section 209.   Persons Deemed Owners.

     The Issuer, the Trustee, the Bond Registrar and the Authenticating Agent may deem and treat the person in whose name any Bond is registered as the absolute owner thereof (whether or not such Bond shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Issuer, the Trustee, the Bond Registrar or the Authenticating Agent) for the purpose of receiving payment of or on account of the principal of (and premium, if any, on), and (subject to Section 208 hereof) interest on such Bond, and for all other purposes, and neither the Issuer, the Trustee, the Bond Registrar, nor the Authenticating Agent shall be affected by any notice to the contrary. All such payments so made to any such registered owner, or upon his order, shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Bond.

     Section 210.   Mutilated, Destroyed, Lost, Stolen or Undelivered
                    Bonds.

     (a) If any Bond shall become mutilated, the Issuer shall execute, and the Trustee or its Authenticating Agent shall thereupon authenticate and deliver, a new Bond of like tenor and denomination in exchange and substitution for the Bond so mutilated, but only upon surrender to the Trustee of such mutilated Bond for cancellation, and the Issuer and the Trustee may require reasonable indemnity therefor. If any Bond shall be reported lost, stolen or destroyed, evidence as to the loss, theft or destruction thereof shall be submitted to the Issuer and the Trustee; and if such evidence shall be satisfactory to both and indemnity satisfactory to both shall be given, the Issuer shall execute, and thereupon the Trustee or its Authenticating Agent shall authenticate and deliver, a new Bond of like tenor and denomination. The cost of providing any substitute Bond under the provisions of this Section shall be borne by the Bondholder for whose benefit such substitute Bond is provided. If any such mutilated, lost, stolen or destroyed Bond shall have matured or be about to mature, the Issuer may, with the consent of the Trustee, pay to the owner the principal amount of such Bond upon the maturity thereof and the compliance with the aforesaid conditions by such owner, without the issuance of a substitute Bond therefor.

     (b) The Issuer shall execute and the Trustee or its Authenticating Agent shall authenticate and deliver a substitute Bond in lieu of each Undelivered Bond.

     (c) Every substituted Bond issued pursuant to this Section 210 shall constitute an additional contractual obligation of the Issuer, whether or not the Bond alleged to have been destroyed, lost or stolen shall be at any time enforceable by anyone, and shall be entitled to all of the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder.

     (d) All Bonds shall be held and owned upon the express condition that the foregoing provisions are, to the extent permitted by law, exclusive with respect to the replacement or payment of mutilated, destroyed, lost, stolen or Undelivered Bonds and shall preclude any and all other rights or remedies.

     Section 211.   Temporary Bonds.

     Pending preparation of definitive Bonds, or by agreement with the purchasers of all Bonds, the Issuer may issue, and, upon its request, the Trustee shall authenticate, in lieu of definitive Bonds one or more temporary printed or typewritten Bonds of substantially the tenor recited above in any denomination authorized under Section 202 hereof. Upon request of the Issuer, the Trustee shall authenticate definitive Bonds in exchange for and upon surrender of an equal principal amount of temporary Bonds. Until so exchanged, temporary Bonds shall have the same rights, remedies and security hereunder as definitive Bonds.

     Section 212.   Cancellation of Surrendered Bonds.

     Bonds surrendered for payment, redemption, transfer or exchange and Bonds surrendered to the Trustee by the Issuer or by the Company for cancellation shall be cancelled by the Trustee and a certificate evidencing such cancellation shall be furnished by the Trustee to the Issuer and the Company. Bonds purchased pursuant to Section 203 hereof shall not be surrendered Bonds and, unless otherwise specifically provided in this Indenture, shall be Outstanding Bonds.

     Section 213.   Conditions of Issuance.

     (a) Prior to or simultaneously with the authentication and delivery of the Bonds by the Trustee, the Trustee shall have received notice that the conditions for the issuance of the Letter of Credit as set forth in
Article VIII of the original Reimbursement Agreement have been satisfied and there shall be filed with the Trustee such documents, certificates and opinions as Trustee may require, including, the following:

          (1) A copy, certified by the Secretary, of the resolution of the Issuer authorizing the issuance of the Bonds, awarding the Bonds and directing the authentication and delivery of the Bonds to or upon the order of the purchaser(s) therein named upon payment of the purchase price therein set forth.

          (2) Executed counterparts of this Indenture, the Loan Agreement, the Note (endorsed without recourse by the Issuer to the Trustee), the Letter of Credit, the Reimbursement Agreement, the Tender Agency Agreement and the Remarketing Agreement.

          (3) An opinion of Counsel to the Issuer, to the effect that the execution and delivery of the Loan Agreement and this Indenture have been duly authorized by the Issuer, the Loan Agreement and this Indenture have been duly executed by the Issuer and that, assuming proper authorization and execution of this Indenture by the Trustee and of the Loan Agreement by the Company, the Loan Agreement and this Indenture are the valid and binding agreements of the Issuer enforceable in accordance with their respective terms, subject to the qualification that enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and by the exercise of judicial discretion in accordance with general equitable principles.

          (4) An opinion of Counsel to the Company to the effect that the execution and delivery of the Loan Agreement, the Note, the Reimbursement Agreement, the Remarketing Agreement and the Tender Agency Agreement have been duly authorized by the Company, that the Loan Agreement, the Note, the Reimbursement Agreement, the Remarketing Agreement and the Tender Agency Agreement have been duly executed and delivered by the Company, and that the Loan Agreement, the Note, the Reimbursement Agreement, the Remarketing Agreement and the Tender Agency Agreement, assuming due authorization, execution and delivery thereof by the other parties thereto, if any, are valid, binding and enforceable against the Company in accordance with their terms, subject to the qualification that enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and by the exercise of judicial discretion in accordance with general equitable principles.

          (5) An opinion of Counsel to the Company to the effect that copies of such instruments and financing statements (described in such opinion) as are necessary have been recorded and filed in the manner and places required by State law with the effect that (i) the lien on this Indenture has been perfected and creates, as to the rights of the Issuer under the Loan Agreement assigned under this Indenture, a valid security interest; and (ii) that the Issuer's endorsement and pledge of the Note to the Trustee and the Trustee's possession thereof creates a valid, perfected, first priority security interest in the Note, subject to no equal or prior liens.

          (6) An opinion of Counsel to the Issuer, to the effect that the issuance of the Bonds and the execution of this Indenture have been duly and validly authorized by the Issuer, that all conditions precedent to the delivery of the Bonds have been fulfilled and that the Bonds and this Indenture are valid and binding agreements of the Issuer enforceable in accordance with their terms, subject to the qualification that enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and by the exercise of judicial discretion in accordance with general equitable principles.

          (7) A written request and authorization of the Issuer addressed to the Trustee directing the Trustee to authenticate and deliver the Bonds.

          (8)  Such other documents as the Trustee may reasonably require.

          (9) A favorable opinion of Bond Counsel as to the tax-exempt status of interest on the Bonds.

     (b) When the documents mentioned in paragraphs (1) through (9) of subsection (a) of this Section shall have been filed with the Trustee and when the Bonds shall have been executed as required by this Indenture, the Trustee shall authenticate the Bonds and deliver them to or upon the order of the purchaser(s) named in the resolution mentioned in paragraph (1) thereof, but only upon payment to the Trustee for the account of the Issuer of the purchase price of the Bonds. The Trustee shall be entitled to rely conclusively upon such resolution or resolutions, or document approved thereby, as to the name of the purchasers and the amount of such purchase price.

     (c) Simultaneously with the delivery of the Bonds, the Trustee shall apply the proceeds of the Bonds in accordance with Article IV of this Indenture.


                                ARTICLE III

                PURCHASE AND REMARKETING OF TENDERED BONDS

     Section 301.   Remarketing of Tendered Bonds.

     (a) Not later than the close of business on the date the Tender Agent receives an Optional Tender Notice, the Tender Agent shall notify the Remarketing Agent and the Company by telephone, telex or telecopier, confirmed in writing if requested, specifying the Variable Rate Purchase Date.

     (b) Not later than the close of business on the ninth (9th) day prior to the Conversion Date, the Trustee shall notify the Placement Agent and the Company by telephone, telex or telecopier, confirmed in writing if requested, specifying the aggregate principal amount of Bonds deemed tendered for mandatory purchase on the Conversion Date.

     (c) Except as provided in subsection (d) below and Section 305 hereof, upon receipt by the Remarketing Agent of notice from the Tender Agent pursuant to Section 301(a) hereof and by the Placement Agent of notice from the Trustee pursuant to Section 301(b) hereof, the Remarketing Agent or the Placement Agent, as the case may be, shall use its best efforts to arrange for the sale, at par plus accrued interest, if any, of such Bonds tendered or deemed tendered for settlement on the Variable Rate Purchase Date or the Conversion Date, respectively. At or before 4:00 p.m. on the Business Day immediately preceding the Variable Rate Purchase Date or the Conversion Date, the Remarketing Agent or the Placement Agent, respectively, shall give notice by telephone, telecopier or telex, promptly confirmed in writing if requested, to the Trustee and the Tender Agent specifying the principal amount of such Bonds, if any, placed by it and to the Trustee the names, addresses and social security numbers or other tax identification numbers of the proposed purchasers thereof.

     (d) Notwithstanding the provisions of subsection (c) above, any Bond purchased pursuant to the terms of this Indenture from the date notice of redemption or conversion is given shall not be remarketed except to a buyer who agrees at the time of such purchase to tender such Bond for redemption or purchase on the redemption or purchase date.

     (e) During the Variable Rate Period, the Remarketing Agent shall continue to use its best efforts to arrange for the sale, at the best price available, but not less than the principal amount thereof plus accrued interest, of any Bonds purchased with moneys advanced under the Credit Facility pursuant to Section 302(a)(2) hereof; provided that Bonds purchased with moneys advanced under the Credit Facility shall not be released for delivery to the purchasers unless the Credit Facility has been reinstated by the sum of (a) the amount drawn thereunder to pay the purchase price for such Bonds and (b) interest on such portion for 120 days at a maximum rate of 15%, and the Trustee has received the executed reinstatement certificate required to be delivered by such Credit Facility Issuer. The Trustee agrees to advise the Tender Agent immediately upon receipt of such reinstatement certificate.

     Section 302.   Purchase of Bonds Delivered to the Tender Agent.

     (a) There is hereby established with the Tender Agent a Bond Purchase Fund out of which the purchase price for Bonds tendered for purchase on a Variable Rate Purchase Date, the Conversion Date or on such other date on which Bonds are remarketed shall be paid. There are hereby established in the Bond Purchase Fund two separate and segregated accounts, to be designated the "Remarketing Account" and the "Bank Account". Funds received from purchasers of Tendered Bonds (other than the Company or the Credit Facility Issuer) shall be deposited by the Remarketing Agent or the Placement Agent, as the case may be, in the Remarketing Account. At or prior to 10:00 a.m. on each Variable Rate Purchase Date or the Conversion Date, the Remarketing Agent or the Placement Agent, as the case may be, shall deliver to the Tender Agent for deposit in the Remarketing Account of the Bond Purchase Fund immediately available funds, payable to the order of the Tender Agent, in an amount equal to the purchase price of the Bonds to be delivered to the Tender Agent that have been remarketed by the Remarketing Agent or placed by the Placement Agent as specified in the notice delivered pursuant to Section 301(c) hereof. Funds, if any, drawn by the Trustee under the Credit Facility pursuant to Section 302(b) below in an amount equal to the aggregate purchase price of Bonds tendered for purchase less the amount available in the Remarketing Account shall, at the direction of the Trustee, be delivered by the Credit Facility Issuer to the Tender Agent for deposit in the Bank Account of the Bond Purchase Fund. On each Variable Rate Purchase Date and on the Conversion Date, the Tender Agent shall effect the purchase, but only from the funds listed below, of such Bonds from the owners thereof at a purchase price equal to the principal amount thereof, plus interest accrued, if any, to the date of purchase and such payment shall be made in immediately available funds. Funds from the payment of such purchase price shall be derived from the following sources in the order of priority indicated:

          (1)  proceeds of the remarketing of such Bonds pursuant to
     Section 301(c) hereof which constitute Available Moneys.

          (2) moneys furnished by the Trustee to the Tender Agent representing proceeds of a drawing by the Trustee under the Credit Facility; and

          (3)  any other moneys available for such purposes.

     (b) The Tender Agent shall advise the Trustee by telex or telecopier and shall advise the Credit Facility Issuer and the Company by telephone, in each case, no later than 10:30 a.m. on each Variable Rate Purchase Date or the Conversion Date, as the case may be, of the amount of any drawing under the Credit Facility necessary to make timely payments hereunder. The Trustee shall promptly (and in no event later than 11:00 a.m.) take all action necessary to draw on the Credit Facility the specified amount. All amounts received by the Trustee from a drawing under the Credit Facility shall be transferred to the Tender Agent and held by the Tender Agent in the Bank Account pending application of such moneys as provided in this
Article III. The Trustee shall provide to the Tender Agent the funds referred to in paragraph (2) of Section 302(a) prior to the time the Tender Agent is required to apply such funds to effect the purchase of Bonds and shall notify the Tender Agent promptly after receipt of notice from the Credit Facility Issuer reinstating the Credit Facility. The Remarketing Agent shall deliver funds from the sale of Bonds held by the Credit Facility Issuer as pledgee of the Company pursuant to Section 301(e) hereof to the Tender Agent for deposit in the Remarketing Account, which funds shall be promptly paid by the Tender Agent on behalf of the Company to the Credit Facility Issuer as reimbursement under the Reimbursement Agreement. The Tender Agent shall notify the Trustee of any such reimbursement, and the Trustee shall promptly deliver to the Credit Facility Issuer any reinstatement certificate and the form of transfer certificate required by the Credit Facility.

     Section 303.   Delivery of Purchased Bonds.

     (a)  Bonds purchased shall be delivered as follows:

          (1) Bonds placed by the Remarketing Agent or the Placement Agent pursuant to Section 301 hereof shall be delivered by the Tender Agent to the Remarketing Agent or the Placement Agent, as the case may be, on behalf of the purchasers thereof.

          (2) Bonds purchased with moneys described in Section 302(a)(2) shall be delivered to the Credit Facility Issuer as pledgee of the Company pursuant to the terms of the Reimbursement Agreement and the Pledge Agreement or the Credit Facility Issuer designee.

     (b) Except as otherwise set forth herein, Bonds delivered as provided in this Section 303 shall be registered by the Bond Registrar in the manner directed by the recipient thereof.

     (c) In the event that any Bond to be delivered to the Tender Agent is not delivered by the owner thereof properly endorsed for transfer on or prior to the Variable Rate Purchase Date or the Conversion Date, as the case may be, and there has been irrevocably deposited with the Tender Agent an amount sufficient to pay the purchase price thereof, which amount may be held by the Tender Agent in a non-interest bearing account, the Issuer shall execute and the Trustee or its Authenticating Agent shall authenticate and deliver a substitute Bond in lieu of the Undelivered Bond and the Bond Registrar shall register such Bond in the name of the purchaser thereof. Thereafter, interest on such Undelivered Bond shall cease to accrue, and the holder thereof shall be entitled only to payment of the purchase price therefor and not to the benefits of the Indenture.

     (d) Notwithstanding the foregoing, Bonds purchased with funds identified in Section 302(a)(2) hereof shall be held by the Credit Facility Issuer or the Tender Agent and shall not be delivered to subsequent purchasers thereof or any other person until the Trustee has notified the Tender Agent that the Credit Facility has been reinstated to the extent of the purchase price of such Bonds and interest thereon.

     Section 304.   Delivery of the Proceeds of the Sale of Remarketed
                    Bonds.

     The proceeds of the placement of the Bonds by the Remarketing Agent of any Bonds delivered to the Tender Agent or by the Placement Agent of Bonds on the Conversion Date shall be paid first, to the tendering Bondholders of such Bonds; second, to the Credit Facility Issuer, to the extent of any amounts drawn under the Credit Facility in connection with the payment of the purchase price for such Bonds and not reimbursed to the Credit Facility Issuer as of the time of sale of such Bonds; and third, to the Company.

     Section 305.   No Remarketing After Certain Events.

     Anything in this Indenture to the contrary notwithstanding, there shall be no remarketing of Bonds pursuant to this Article III after the Conversion Date or the principal of the Bonds shall have been accelerated pursuant to Section 902 hereof.


                                ARTICLE IV

                         REFUNDING OF PRIOR BONDS

     Section 401.   Refunding of Prior Bonds.

     (a) A special fund is hereby created and designated the Hillsborough County Industrial Development Authority Industrial Development Revenue Refunding Bonds (Leslie Controls, Inc. Project), Series 1994 Redemption Fund (the "Redemption Fund"). The moneys received by the Issuer from the proceeds of the sale of the Bonds shall be deposited to the Redemption Fund.

     (b) Moneys held in the Redemption Fund shall be invested and reinvested by the Trustee, at the written direction of the Company in Investment Obligations which shall mature not later than November 1, 1994. Obligations so purchased as an investment of moneys in the Redemption fund shall be deemed at all times to be part of the Redemption Fund, and the interest accruing thereon and any profit realized from such investment shall be credited to the Redemption Fund, and any loss resulting from such investment shall be charged to the Redemption Fund. The Trustee shall sell at market price or present for redemption any obligation so purchased whenever it shall be necessary so to do in order to provide cash to meet any payment or transfer from the Redemption Fund. Neither the Trustee nor the Issuer shall be liable or responsible for loss resulting from any such investment or the sale of any such investment made pursuant to the terms of this Section. The Trustee may make any and all investments permitted by this Section through its own bond or investment department, unless otherwise directed in writing by the Company.

     (c) The moneys in the Redemption Fund shall be held by the Trustee in trust and shall, on November 1, 1994 or such earlier date as directed by the Company, be applied, together with additional funds contributed by the Company or by Watts Industries, Inc., to the payment in full of the outstanding principal amount of the Prior Bonds.

     (d) Simultaneously with payment by the Trustee as described in (c) above, the Company shall pay all additional amounts sufficient to pay the principal of and interest on the Prior Bonds to the date of redemption thereof and to pay directly all fees, charges and expenses of the holders of the Prior Bonds and of the Prior Trustee in connection with the redemption of the Prior Bonds. Following such payments, the Trustee shall receive from the holder of the Prior Bonds or the Prior Trustee a certificate to the effect that the Prior Bonds have been redeemed and paid in full and evidence that the Prior Bonds have been cancelled.


                                 ARTICLE V

                     REVENUES AND APPLICATION THEREOF

     Section 501.   Revenues to be Paid Over to Trustee.

     The Issuer has caused the Revenues to be paid directly to the Trustee. If, notwithstanding these arrangements, the Issuer receives any payments on account of the Note or a Credit Facility with respect to the principal or redemption price of or interest on the Bonds, the Issuer shall immediately pay over the same to the Trustee to be held as Revenues.

     Section 502.   The Bond Fund.

     (a) There is hereby established with the Trustee a special fund to be designated "Hillsborough County Industrial Development Authority Industrial Development Revenue Refunding Bonds (Leslie Controls, Inc. Project), Series 1994 Bond Fund" (the "Bond Fund"), the moneys in which, in accordance with
Section 502(c) hereof, the Trustee shall apply to (1) the principal or redemption price of Bonds as they mature or become due, upon surrender thereof, and (2) the interest on Bonds as it becomes payable. There are hereby established with the Trustee within the Bond Fund two separate and segregated accounts, to be designated the "Payments Account" and the "Credit Facility Account".

     (b) There shall be deposited into the various accounts of the Bond Fund from time to time the following:

          (1) into the Payments Account, (A) all payments of principal or redemption price (including premium) of or interest on the Note, and
     (B) all other moneys received by the Trustee under and pursuant to the provisions of this Indenture or any of the provisions of the Note or the Loan Agreement, when accompanied by written directions from the person depositing such moneys that such moneys are to be paid into such account of the Bond Fund. All amounts deposited in the Payments Account shall be segregated and held, with the earnings thereon, separate and apart from other funds in the Bond Fund until such amounts become Available Moneys. At such time as funds deposited in the Payments Account become Available Moneys, they may be commingled with other Available Moneys in the Payments Account; and

          (2) into the Credit Facility Account, all moneys drawn by the Trustee under the Credit Facility to pay principal or redemption price (excluding any premium) of the Bonds and interest on the Bonds.

     (c) Except as provided in Section 911 hereof, moneys in the Bond Fund shall be used solely for the payment of the principal or redemption price of the Bonds and interest on the Bonds from the following sources but only in the following order of priority;

          (1) moneys held in the Credit Facility Account, provided that in no event shall moneys held in the Credit Facility Account be used to pay any amounts due on Bonds which are held by or for the Company, including without limitation, Bonds pledged to the Credit Facility Issuer, or to pay any portion of the redemption premiums required pursuant to Section 701(a)(2) hereof; and

          (2) moneys held in the Payments Account to the extent such amounts qualify as Available Moneys (except with respect to moneys paid on Bonds that are held by or for the Company, including without limitation, Bonds pledged to the Credit Facility Issuer, which moneys need not qualify as Available Moneys).

     (d) Not later than 10:00 a.m. on the third (3rd) Business Day preceding the date on which principal or redemption price of or interest on the Bonds is due and payable (the "Payment Date"), the Trustee shall have notified the Company and the Credit Facility Issuer of the amounts of principal and interest due on the Bonds on the Payment Date. Not later than 11:00 a.m. on each Payment Date, the Trustee shall present a draft or drafts under the Credit Facility in the amounts due and payable on the Bonds. Such funds shall be wired by the Bank to be deposited in the Credit Facility Account and payments due under the Bonds shall be made by the Trustee in accordance with Section 208 and Section 502(c) hereof.
Following such payment to the Bondholders, the Trustee shall, on behalf of the Company, promptly pay moneys on deposit in the Payments Account in an amount equal to the amounts of such drawing or drawings to the Bank as reimbursement to the Bank under the terms of the Reimbursement Agreement. If no amounts are owed by the Company to the Credit Facility Issuer under the Reimbursement Agreement, any amounts remaining in the Payments Account on the Business Day immediately following a Payment Date shall be paid to the Company upon request with the consent of the Credit Facility Issuer.

     (e) Except as provided in the following sentence, the Bond Fund shall be depleted at least once each year, except for a reasonable carryover amount (not to exceed the greater of one year's earnings on the Bond Fund or one-twelfth (1/12th) of annual debt service). Any money deposited in the Bond Fund shall be spent within a thirteen (13) month period beginning on the date of deposit, and any amount received from investment of money held in the Bond Fund shall be spent within a one (1) year period beginning on the date of receipt. Any amounts remaining in the Bond Fund after payment in full of the principal or redemption price of and interest on the Bonds (or provisions for payment thereof) shall be paid to the Company at the written request of the Company therefor or as otherwise required by law; provided, that if any payments have been received by the Trustee from the Credit Facility in connection with such payment of the Bonds, any remaining amounts shall be paid to the Credit Facility Issuer to the extent of such payments.

     Section 503.   Revenues to Be Held for All Bondholders; Certain
                    Exceptions.

     Revenues shall, until applied as provided in this Indenture, be held by the Trustee in trust for the benefit of the owners of all Outstanding Bonds, except that any portion of the Revenues representing principal or redemption price of any Bonds, and interest on any Bonds previously matured or called for redemption in accordance with Article VII of this Indenture, shall be held for the benefit of the owners of such Bonds only.

     Section 504.   Rebate Fund.

     In the event that the Company provides for the deposit of amounts from time to time for rebate to the United States of America pursuant to the Loan Agreement, the Trustee is hereby authorized to create a special fund to be designated as the Rebate Fund. The Rebate Fund shall be held separate and apart from all other funds under this Indenture and shall not be subject to the lien and pledge granted hereunder for the benefit of Bondholders. The Trustee shall remit money deposited in the Rebate Fund to the United States of America or otherwise as directed in writing by the Company. All moneys deposited in the Rebate Fund shall be held and invested at the sole direction of the Company. In making investments hereunder, or in selling or disposing of investments as required hereby, the Trustee shall have no duty or responsibility to independently verify compliance with Sections 148(d) and 148(f) of the Code and the regulations promulgated thereunder and the Trustee shall be fully protected in relying solely upon the written directions of the Company as aforesaid. Under no circumstances whatsoever shall the Trustee be liable to the Issuer, the Company or any holder for any loss of tax-exempt status of the Bonds, or any claims, demands, damages, liabilities, losses, costs or expenses resulting therefrom or in any way connected therewith, so long as the Trustee acts only in accordance with the written directions of the Company as provided hereunder. The Trustee shall not be responsible for any losses in the investment of money in the Rebate Fund made at the direction of the Company.


                                ARTICLE VI

                   DEPOSITARIES OF MONEYS, SECURITY FOR
           DEPOSITS AND INVESTMENT OF FUNDS; THE CREDIT FACILITY

     Section 601.   Security for Deposits.

     All moneys deposited with the Trustee under the provisions of this Indenture or the Loan Agreement shall be held in trust and applied only in accordance with the provisions of this Indenture and the Loan Agreement and shall not be subject to lien (other than the lien created hereby) or attachment by any creditor of the Trustee, the Issuer or the Company.

     Section 602.   Investment of Moneys.

     (a) At the request and the direction of the Company (confirmed in writing), moneys held for the credit of the Bond Fund (including any amount therein) shall be invested and reinvested by the Trustee in Investment Obligations which shall mature not later than the respective dates when the moneys held for the credit of said funds will be required for the purposes intended, provided that moneys held in the Credit Facility Account of the Bond Fund shall be invested and reinvested by the Trustee only in Governmental Obligations which shall mature not later than the date on which such moneys will be required to be paid; provided further that such investment shall only be made at the direction of the Company. The Trustee shall be entitled to rely on instruction from the Company. In making investments hereunder, or in selling or disposing of investments as required hereby, the Trustee shall have no duty or responsibility to independently verify compliance with Sections 148(d) and 148(f) of the Code and the regulations promulgated thereunder and the Trustee shall be fully protected in relying solely upon the written directions of the Company as aforesaid. Under no circumstances whatsoever shall the Trustee be liable to the Issuer, the Company or any holder for any loss of tax-exempt status of the Bonds, or any claims, demands, damages, liabilities, losses, costs or expenses resulting therefrom or in any way connected therewith, so long as the Trustee acts only in accordance with the written directions of the Company as provided hereunder.

     (b) Obligations so purchased as an investment of moneys in any such fund or account shall be deemed at all times to be a part of such fund or account, and the interest accruing thereon and any profit realized from such investment shall be credited to such fund or account, and any loss resulting from such investment shall be charged to such fund or account. The Trustee shall sell at market price or present for redemption any obligation so purchased whenever it shall be necessary so to do in order to provide cash to meet any payment or transfer from any such fund or account. Neither the Trustee nor the Issuer shall be liable or responsible for loss resulting from any such investment or the sale of any such investment made pursuant to the terms of this Section.

     (c) For the purpose of the Trustee's determination of the amount on deposit to the credit of any such fund or account, obligations in which moneys in such fund or account have been invested shall be valued at the lower of cost or market.

     (d) The Trustee may make any and all investments permitted by this Section through its own bond or investment department, unless otherwise directed in writing by the Company Representative.

     Section 603.   The Credit Facility.

     (a)  Initial Letter of Credit.

          (1) The Letter of Credit shall be a direct pay letter of credit and shall provide for direct payments to or upon the order of the Trustee as hereinafter set forth and shall be the irrevocable obligation of the Bank to pay to or upon the order of the Trustee, upon request and in accordance with the terms thereof, an amount of up to $5,003,250 of which (A) $4,765,000 shall support the payment of principal of the Bonds when due and that portion of the purchase price corresponding to principal of Tendered Bonds not remarketed on any Variable Rate Purchase Date or sold on the Conversion Date, and (B) $238,250 shall support the payment of up to one hundred twenty (120) days' interest at a maximum rate of fifteen percent (15%) per annum on the Bonds when due and that portion of the purchase price corresponding to interest on Tendered Bonds not remarketed on any Variable Rate Purchase Date or sold on the Conversion Date.

          (2) The Letter of Credit shall terminate automatically on the earliest of (A) the date on which a drawing under the Letter of Credit has been honored upon the maturity or acceleration of the Bonds or redemption of all the Bonds, (B) the day on which the Credit Facility Issuer receives the notice of the conversion following the Conversion Date, (C) the date on which the Bank receives notice from the Trustee that an Alternate Credit Facility is substituted for the Letter of Credit and is in effect, (D) the date on which the Bank receives notice from the Trustee that there are no longer any Bonds Outstanding and (E) the Stated Termination Date described in the Letter of Credit as it may be extended pursuant to the terms thereof.

          (3) The Bank's obligation under the Letter of Credit may be reduced to the extent of any drawing thereunder, subject to reinstatement as provided therein. The Letter of Credit shall provide that, with respect to a drawing by the Trustee solely to pay interest on the Bonds on any Interest Payment Date, if the Trustee shall not have received from the Bank within ten (10) days from the date of such drawing a notice by telecopier, by telex or in writing that the Bank has not been reimbursed, the Trustee's right to draw under the Letter of Credit with respect to the payment of interest shall be reinstated on or before the eleventh (11th) day following such drawing in an amount equal to such drawing. With respect to any other drawing by the Trustee, the amount available under the Letter of Credit for payment of the purchase price of the Bonds and interest on the Bonds shall be reinstated in an amount equal to any such drawing but only to the extent that the Bank is reimbursed in accordance with the terms of the Reimbursement Agreement for the amounts so drawn.

          (4) The Letter of Credit shall provide that if, in accordance with the terms of the Indenture, the Bonds shall become or be declared immediately due and payable pursuant to any provision of the Indenture, the Trustee shall be entitled to draw on the Letter of Credit to the extent that the amounts are available thereunder to pay the aggregate principal amount of the Bonds then Outstanding plus an amount of interest not to exceed one hundred twenty (120) days.

          (5) Upon the termination of the Letter of Credit, the Trustee shall return the Letter of Credit to the Bank.

     (b) Expiration. Unless an Alternate Credit Facility has been provided in accordance with Section 603(c) hereof at least thirty (30) days before the Interest Payment Date immediately preceding the fourteenth
(14th) day prior to the expiration date of a Credit Facility, the Trustee shall call the Bonds for redemption in accordance with the Section 701(c)(2) hereof. If at any time there shall cease to be any Bonds Outstanding hereunder, the Trustee shall promptly surrender the then current Credit Facility to the Credit Facility Issuer for cancellation.
The Trustee shall comply with the procedures set forth in the Credit Facility relating to the termination thereof.

     (c) Alternate Credit Facilities. While the Bonds bear interest at the Variable Rate, the Company may, at its option, provide for the delivery to the Trustee of an Alternate Credit Facility. The Alternate Credit Facility shall have terms in all respects material to the owners of the Bonds the same as the Credit Facility being replaced and shall be in form acceptable to the Trustee and the Tender Agent. On or prior to the date of delivery of an Alternate Credit Facility to the Trustee, the Company shall furnish to the Trustee:

          (1) an opinion of Counsel stating that the delivery of such Alternate Credit Facility to the Trustee is authorized under this Indenture and complies with the terms hereof and that such Alternate Credit Facility is enforceable against the Credit Facility Issuer thereof in accordance with its terms, and

          (2) if the Bonds are rated by Moody's or S&P, written evidence (or such other evidence satisfactory to the Trustee) from Moody's, if the Bonds are rated by Moody's, and from S&P, if the Bonds are rated by S&P, in each case to the effect that such rating agency has reviewed the proposed Alternate Credit Facility and that the substitution of the proposed Alternate Credit Facility for the then current Credit Facility will not, by itself, result in:

               (A)  a permanent withdrawal of its rating of the Bonds, or

               (B)  a reduction of the then current rating of the Bonds,

     or if the Bonds are not rated by Moody's or S&P, written evidence (or such other evidence satisfactory to the Trustee in its sole discretion) that obligations substantially equivalent in term to the term of the proposed Alternate Letter of Credit of the bank or institution issuing the proposed Alternate Credit Facility are rated by Moody's or S&P in the same category as the obligations of substantially equivalent term of the bank or institution which issued the Credit Facility being replaced; provided, however, if the Company provides the Trustee with an opinion of Bond Counsel that a change in the then current rating on the Bonds or a change in the Credit Facility Issuer to a bank or institution the obligations of which are rated in a different category than those obligations of equivalent term of the issuer of the Credit Facility being replaced will not adversely affect the exclusion of the interest on the Bonds from gross income from federal tax purposes, then such evidence need not be provided, but the Company shall instead provide the Trustee with written evidence (or such other evidence as shall be satisfactory to the Trustee) that the commercial paper of the bank or institution issuing the proposed Alternate Credit Facility is rated P-3 or higher by Moody's or A-3 or higher by S&P.

The Trustee shall then accept such Alternate Credit Facility and surrender the previously held Credit Facility to the previous Credit Facility Issuer for cancellation promptly on or before the fifteenth (15th) day after the Alternate Credit Facility becomes effective, but not later than the fifteenth (15th) day following the last Interest Payment Date covered by the Credit Facility to be cancelled.

     (d)  Notices of Substitution or Replacement of Credit Facility.

          (1) The Trustee shall, at least twenty (20) days prior to the proposed replacement of a Credit Facility with an Alternate Credit Facility, give notice thereof by mail to the owners of the Bonds, which notice shall include the identity of the issuer thereof and the rating, if any, to be assigned to the Bonds by Moody's or S&P following the effective date of such Alternate Credit Facility or, if the Bonds are not then rated by Moody's or S&P, then the rating assigned by Moody's or S&P to the obligations substantially equivalent in term to the term of the proposed Alternate Credit Facility of the Issuer of such Alternate Credit Facility.

          (2) The Trustee shall promptly give notice of any replacement of the Credit Facility to the Issuer, the Tender Agent and the Remarketing Agent.


                                ARTICLE VII

                    REDEMPTION OR PURCHASE OF THE BONDS

     Section 701.   Redemption or Purchase Dates and Prices.

     The Bonds shall be subject to redemption, and, in certain instances, to purchase, prior to maturity in the amounts, at the times and in the manner provided in this Article VII. Payments of the redemption price or the purchase price of any Bond shall be made only upon the surrender to the Trustee or its agent, as directed, of any Bond so redeemed or purchased.

     (a)  Optional Redemption

          (1) Optional Redemption During Variable Rate Period. While the Bonds bear interest at the Variable Rate, the Bonds shall be subject to redemption, upon the written direction of the Issuer, given at the request of the Company, on any Interest Payment Date and on the Conversion Date in whole or in part, at a redemption price of one hundred percent (100%) of the principal amount thereof, without premium, plus interest accrued to the redemption date.

          (2) Optional Redemption With Premium During Fixed Rate Period. While the Bonds bear interest at the Fixed Rate, the Bonds shall be subject to redemption upon the written direction of the Issuer, given at the request of the Company, in whole or in part, on any Interest Payment Date occurring on or after the dates set forth below, at the redemption prices (expressed as percentages of principal amount to be redeemed) set forth below plus interest accrued to the redemption date as follows:

          Commencement of
          Redemption Period                  Redemption Price

          The Business Day four              103% declining by 1/2% on each
          (4) years from the                 succeeding anniversary of the
first
          Conversion Date                    day of the redemption period
                                             until reaching 100% and
                                             thereafter at 100%

     (b)  Extraordinary Optional Redemption Due to Casualty or Eminent
     Domain.

          (1) The Bonds may be redeemed as a whole or in part by the Issuer at any time at the written direction of the Company, at a redemption price equal to one hundred percent (100%) of the principal amount thereof plus interest accrued thereon to the redemption date, without premium, under any of the following conditions, the existence of which shall be certified to the Trustee by the Company
     Representative:

               (A) The Project shall have been damaged or destroyed to such extent that the amount of Net Proceeds of insurance exceeds $500,000 and the Company elects not to rebuild the Project or fails to so elect within ninety (90) days of receipt by the Trustee of such Net Proceeds; or

               (B) Title to, or the temporary use of, all of the Project or any substantial portion thereof shall have been taken by Eminent Domain and the amount of Net Proceeds from such taking exceeds $500,000 and the Company elects not to replace the property so taken or fails so to elect within ninety (90) days of receipt by the Trustee of such Net Proceeds.

          (2) Such redemption shall occur on the next Interest Payment Date occurring not less than thirty (30) days following the expiration of such 90-day period referred to in paragraph (1) of this Section 701(b).

     (c)  Mandatory Redemption.

          (1) Determination of Taxability. The Bonds shall be subject to mandatory redemption in whole on any date at a redemption price equal to one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date which shall not be more than one hundred eighty (180) days following the receipt by the Trustee of a written notice of a Determination of Taxability.

          (2) Failure to Provide Alternate Credit Facility. The Bonds shall be subject to mandatory redemption during the Variable Rate Period at one hundred percent (100%) of the principal amount thereof, without premium, plus interest accrued, if any, thereon to the date of redemption, on the Interest Payment Date occurring closest to but not after fifteen (15) days prior to the date of expiration of the then current Credit Facility, unless an Alternate Credit Facility has been provided in accordance with Article VI hereof.

     (d) Mandatory Purchase on Conversion Date. The Bonds shall be subject to mandatory purchase in whole on the Conversion Date at a purchase price equal to one hundred percent (100%) of the principal amount thereof, without premium, plus interest accrued, if any, thereon to the date of purchase, on the Conversion Date.

     Section 702.   Company to Direct Optional Redemption.

     The Issuer shall direct the Trustee in writing to call Bonds for optional redemption when and only when it shall have been notified by the Company to do so and the Company has notified the Trustee in writing that the Company has made or intends to make a corresponding prepayment under the Note. Such direction from the Issuer to the Trustee shall be given at least forty-five (45) days but not more than sixty (60) days prior to the redemption date or such shorter period as shall be acceptable to the Trustee. So long as a Credit Facility is then held by the Trustee, the Trustee shall only call Bonds for optional redemption if it has Available Moneys in the Payments Account of the Bond Fund or has been notified by the Credit Facility Issuer that it will receive moneys pursuant to the Credit Facility, in the aggregate, sufficient to pay the redemption price of the Bonds to be called for redemption, plus accrued interest thereon.

     Section 703.   Selection of Bonds to be Called for Redemption.

     Except as otherwise provided herein or in the Bonds, if less than all the Bonds are to be redeemed, the particular Bonds to be called for redemption shall be selected in the following order of priority: first, Bonds pledged to the Bank pursuant to the Pledge Agreement, second, Bonds owned by the Company and third, Bonds selected by any random or other method determined by the Trustee in its sole discretion to be fair and reasonable. The Trustee shall treat any Bond of a denomination greater than One Hundred Thousand Dollars ($100,000) as representing that number of separate Bonds each of the denomination of the minimum denomination of One Hundred Thousand Dollars ($100,000) or any integral multiple of Five Thousand Dollars ($5,000) in excess thereof as the Trustee shall so determine.

     Section 704.   Notice of Redemption or Purchase.

     (a) When required to redeem or purchase Bonds under any provision of this Article VII, or when directed to do so by the Issuer, the Trustee shall cause notice of the redemption or purchase to be given not more than sixty (60) days and not less than twenty (20) days prior to the redemption or purchase date by mailing a copy of all notices of redemption or purchase by first class mail, postage prepaid, to all registered owners of Bonds to be redeemed or purchased at their addresses shown on the Bond Register. Failure to mail any such notice or defect in the mailing thereof in respect of any Bond shall not affect the validity of the redemption or purchase of any other Bond. Notices of redemption or purchases shall also be mailed to the Remarketing Agent and the Credit Facility Issuer, if any. Any such notice shall be given in the name of the Issuer, shall identify the Bonds to be redeemed or purchased (and, in the case of partial redemption or purchase of any Bonds, the respective principal amounts thereof to be redeemed or purchased), shall specify the redemption or purchase date, and shall state that on the redemption or purchase date, the redemption or purchase price of the Bonds called for redemption or purchase will be payable at the principal corporate trust office of the Trustee, or in the case of mandatory redemptions or purchases pursuant to Section 701(c)(2) or 701(d) hereof at the office of the Trustee's Paying Agent, if any, and that from that date interest will cease to accrue. The Trustee may use "CUSIP" numbers in notices of redemption or purchase as a convenience to Bondholders, provided that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Bonds or as contained in any notice of redemption or purchase and that reliance may be placed only on the identification numbers containing the prefix established under the Indenture.

     (b) With respect to any notice of redemption or purchase of Bonds in accordance with Section 701(c)(2) hereof, such notice shall also specify the date of the expiration of the term of the Credit Facility.

     (c) After the Conversion Date, if at the time of mailing of notice of any optional redemption the Issuer shall not have deposited with the Trustee moneys sufficient to redeem all the Bonds called for redemption, such notice may state that it is conditional on the deposit of Available Moneys with the Trustee not later than the redemption date, and such notice shall be of no effect unless such moneys are so deposited.

     (d) Upon redemption of less than all of the Bonds, the Trustee shall furnish to the Credit Facility Issuer a notice in the form specified by the Credit Facility Issuer to reduce the coverage provided by the Credit Facility and upon redemption of all of the Bonds, the Trustee shall surrender the Credit Facility to the Credit Facility Issuer for cancellation.

     (e)  Purchases under Section 701(d) hereof shall be in accordance with
Section 202(e) hereof.

     Section 705.   Bonds Redeemed or Purchased in Part.

     Any Bond which is to be redeemed or purchased only in part shall be surrendered at a place stated in the notice provided for in Section 704 hereof (with due endorsement by, or a written instrument of transfer in form satisfactory to the Trustee duly executed by, the owner thereof or his attorney duly authorized in writing) and the Issuer shall execute and the Trustee or its Authenticating Agent shall authenticate and deliver to the owner of such Bond without service charge, a new Bond or Bonds, of any authorized denomination as requested by such owner in an aggregate principal amount equal to and in exchange for the unredeemed and unpurchased portion of the principal of the Bond so surrendered.


                               ARTICLE VIII

                    PARTICULAR COVENANTS AND PROVISIONS

     Section 801. Covenant to Pay the Bonds; Bonds Limited Obligations of the Issuer.

     (a) The Issuer covenants that it will promptly pay the principal of and interest on and other amounts payable under the Bonds at the places, on the dates and in the manner provided herein and in the Bonds according to the true intent and meaning thereof. Such principal and interest and other amounts are payable solely from the payments made by the Company on the Note and other Revenues.

     (b) The Issuer shall not in any event be liable for the payment of the principal of or interest on the Bonds, or for the performance of any pledge, mortgage, obligation or agreement of any kind whatsoever which may be undertaken by the Issuer, and neither the Bonds nor any of the agreements or obligations of the Issuer shall be construed to constitute an indebtedness of the Issuer within the meaning of any constitutional or statutory provision whatsoever. The Bonds and the interest thereon shall never constitute an indebtedness or a charge against the general credit of the Issuer within the meaning of any constitutional provision or statutory limitation and shall never constitute nor give rise to any pecuniary liability of the Issuer, but shall be limited obligations of the Issuer payable solely from the revenues and other funds pledged therefor and shall not be payable from any other assets or funds of the Issuer, and neither the faith and credit nor the taxing power of the State or any political subdivision or any agency thereof is pledged to the payment of the principal of or the interest on the Bonds.

     Section 802.   Covenants to Perform Obligations Under this Indenture.

     The Issuer covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture, in the Bonds executed and delivered hereunder and in all proceedings of the Issuer pertaining thereto and will faithfully observe and perform at all times any and all covenants, undertakings, stipulations and provisions of the Loan Agreement on its part to be observed or performed. The Issuer covenants that it is duly authorized under the Constitution and laws of the State, including particularly and without limitation the Act, to issue the Bonds authorized hereby and to enter into this Indenture, to endorse the Note to the Trustee, to pledge the payments on the Note and other Revenues in the manner and to the extent herein set forth, and to assign its interest in the Note and the Loan Agreement to the Trustee; and that all action on its part for the issuance of the Bonds issued hereunder and the execution and delivery of this Indenture has been duly and effectively taken; and that the Bonds in the hands of the owners thereof are and will be the valid and binding obligations of the Issuer according to the tenor and import thereof.

     Section 803.   Covenant to Perform Obligations Under the Loan
                    Agreement.

     Subject to the provisions of Section 804 of this Article, the Issuer covenants and agrees that it will not suffer, permit or take any action or do anything or fail to take any action or fail to do anything which may result in the termination or cancellation of the Loan Agreement so long as any Bond is Outstanding; that it will punctually fulfill its obligations and will require the Company to perform punctually its duties and obligations under the Loan Agreement; that it will not execute or agree to any change, amendment or modification of or supplement to the Loan Agreement or this Indenture except by a supplement or an amendment duly executed by the Issuer and the Company with the approval of the Trustee and upon the further terms and conditions set forth in Article XIII of this Indenture; that it will not agree to any abatement, reduction, abrogation, waiver, diminution or other modification in any manner or to any extent whatsoever of the obligation of the Company to pay the Note and to meet its other obligations as provided in the Loan Agreement; and that it will promptly notify the Trustee in writing of any actual or alleged Event of Default under the Loan Agreement, whether by the Company or the Issuer, that comes to the attention of the Issuer, and will further notify the Trustee at least thirty (30) days before the proposed date of effectiveness of any proposed termination or cancellation of the Loan Agreement.

     Section 804. Trustee May Enforce the Issuer's Rights Under the Loan Agreement.

     The Loan Agreement, a duly executed counterpart of which has been filed with the Trustee, sets forth the covenants and obligations of the Issuer and the Company, including a provision in Section 12.9 thereof that subsequent to the issuance of the Bonds and prior to Payment of the Bonds (as defined in the Loan Agreement) the Loan Agreement and the Note may not be effectively amended, changed, modified, altered or terminated except as provided in Article XIII of this Indenture, and reference is hereby made to the Loan Agreement for a detailed statement of said covenants and obligations of the Company under the Loan Agreement, and the Issuer agrees that the Trustee, subject to the provisions of the Loan Agreement and this Indenture reserving certain rights to the Issuer and respecting actions by the Trustee in its name or in the name of the Issuer, may enforce all rights of the Issuer and all obligations of the Company under and pursuant to the Loan Agreement for and on behalf of the Bondholders whether or not the Issuer is in default hereunder.

     Section 805.   Covenant Against Arbitrage.

     The Issuer covenants and agrees that it will not make or authorize any use, and directs the Trustee not to make or permit any use, of the proceeds of the Bonds which would cause any Bond to be an "arbitrage bond" within the meaning of Section 148 of the Code and the applicable regulations promulgated from time to time thereunder, and further covenants that it will observe and not violate the requirements of Section 148 of the Code and any such applicable regulations to the extent necessary so that the interest on the Bonds will not cease to be excluded from the gross income of the recipients thereof for federal income tax purposes by reason of such use of proceeds; provided that neither the Issuer nor the Trustee shall be liable for any investment of moneys under this Indenture made at the direction of the Company Representative.

     Section 806.   Inspection of the Bond Register.

     At reasonable times and upon reasonable regulations established by the Bond Registrar, the Bond Register may be inspected and copied by and at the expense of the Company or any Bondholder.

     Section 807.   Priority of Pledge and Security Interest.

     The pledge herein made of the Trust Estate and the security interest created herein with respect thereto constitutes a first and prior pledge of, and a security interest in, the Trust Estate. Said pledge and security interest shall at no time be impaired directly or indirectly by the Issuer or the Trustee, and the Trust Estate shall not otherwise be pledged and, except as provided herein and in the Loan Agreement, no persons shall have any rights with respect thereto.

     Section 808.   Insurance and Condemnation Proceeds.

     Reference is hereby made to Sections 6.4 and 6.5 of the Loan Agreement whereunder it is provided that under certain circumstances the respective Net Proceeds of insurance and condemnation awards (or Net Proceeds from a sale in lieu of condemnation) are to be paid to the Trustee and deposited in separate trust accounts (but not in the Bond Fund) and to be disbursed and paid out as therein provided. The Trustee hereby accepts and agrees to perform the duties and obligations as therein specified.


                                ARTICLE IX

                           DEFAULT AND REMEDIES

     Section 901.   Defaults.

     Each of the following events is hereby declared to be an "Event of Default":

     (a) Payment of interest on any of the Bonds shall not be made when the same shall become due; or

     (b) Payment of the principal or redemption price of any of the Bonds shall not be made when the same shall become due, whether at maturity or upon call for redemption or otherwise; or

     (c) An "Event of Default" under the Loan Agreement shall have occurred and not have been waived; or

     (d) The Trustee receives written notice from the Credit Facility Issuer that an Event of Default under the Reimbursement Agreement has occurred and has not been waived; or

     (e) The Trustee receives notice by telecopier, by telex or in writing from the Credit Facility Issuer that the Credit Facility Issuer has not been reimbursed for a drawing thereon on or before the close of business on the tenth (10th) calendar day following a drawing under such Credit Facility to pay interest on the Bonds and that the interest portion of the Letter of Credit will not be reinstated for the amount so drawn; or

     (f)  Payment of the purchase price of any Bond tendered pursuant to
Section 203 hereof is not made when payment is due; or

     (g) The Issuer shall fail to duly and punctually perform any of the covenants, conditions, agreements and provisions contained in the Bonds or in this Indenture on the part of the Issuer to be performed other than as referred to in the preceding subsections of this Section;

provided, however, that no failure specified in subsections (c) or (g) of this Section 901 shall constitute an Event of Default until written notice specifying such failure and requiring the same to be remedied shall have been given to the Company and the Issuer by the Trustee, which may give notice in its discretion and shall give such notice at the written direction of the owners of not less than twenty-five percent (25%) in aggregate principal amount of Bonds Outstanding, and the Company and the Issuer shall have had thirty (30) days after receipt of such notice to correct said failure and shall not have corrected said failure within the applicable period.

     Section 902.   Acceleration and Annulment Thereof.

     (a) Subject to the requirement that the consent of the Credit Facility Issuer to any acceleration must be obtained in the case of an Event of Default described in subsections (c) or (g) of Section 901 hereof, upon the occurrence of an Event of Default, the Trustee may, and upon (1) the written request of the Credit Facility Issuer, or (2) the occurrence of an Event of Default described in subsection (a), (b), (d), (e) or (f) of
Section 901 hereof, the Trustee shall, by notice to the Issuer, declare the entire unpaid principal of and interest on the Bonds due and payable; and upon such declaration, the said principal, together with interest accrued thereon, shall become payable immediately, without penalty or premium, at the place of payment provided therein, anything in the Indenture or in the Bonds to the contrary notwithstanding. The Trustee shall not be permitted to request receipt of indemnity to its satisfaction prior to such declaration of acceleration. Upon the occurrence of any acceleration hereunder, the Trustee shall immediately exercise such rights as it may have as the owner of the Note to declare all payments thereunder to be due and payable immediately, and to the extent it has not already done so, shall immediately draw upon the Credit Facility to the extent permitted by the terms thereof. Interest on the Bonds shall cease to accrue upon receipt by the Trustee of funds drawn under the Credit Facility.

     (b) Immediately after any acceleration because of the occurrence of an Event of Default under Sections 901(a), (b), (d), (e) or (f), the Trustee shall (immediately, and in no event within two Business Days thereafter) notify in writing the Issuer, the Company and the Credit Facility Issuer of the occurrence of such acceleration. Within five (5) days of the occurrence of any acceleration hereunder, the Trustee shall notify by first class mail, postage prepaid, the owners of all Bonds Outstanding of the occurrence of such acceleration.

     (c) If, after the principal of the Bonds has become due and payable, all arrears of interest upon the Bonds are paid by the Issuer, and the Issuer also performs all other things in respect to which it may have been in default hereunder and pays the reasonable charges of the Trustee and the Bondholders, including reasonable attorneys' fees, then, and in every such case, the Credit Facility Issuer or a Majority of the Bondholders by written notice to the Issuer and to the Trustee, may annul such acceleration and its consequences, and such annulment shall be binding upon the Trustee and upon all owners of Bonds issued hereunder; provided, however, that the Trustee shall not annul any declaration without the written consent of the Credit Facility Issuer unless such acceleration has resulted from the failure of the Credit Facility Issuer to honor a proper draw for payment under the Credit Facility. Notwithstanding the foregoing, the Trustee shall not annul any acceleration which has resulted from an Event of Default which has resulted in a drawing under the Credit Facility under Section 901(e) hereof unless the Credit Facility has been reinstated in accordance with its terms to an amount equal to the principal amount of the Bonds Outstanding plus one hundred twenty (120) days' interest accrued thereon, and the Trustee has received written notice of such reinstatement from the Credit Facility Issuer. The Trustee shall forward a copy of any notice from Bondholders received by it pursuant to this paragraph to the Company. Immediately upon such annulment, the Trustee shall cancel, by notice to the Company, any demand for payment of the Note made by the Trustee pursuant to this Section 902.

     Section 903.   Other Remedies.

     If any Event of Default occurs and is continuing, the Trustee, before or after the principal of the Bonds becomes immediately due and payable, may enforce each and every right granted to it as the owner of the Note and under the Loan Agreement and any supplements or amendments thereto. In exercising such rights and the rights given the Trustee under this
Article IX, the Trustee shall take such action as, in the judgment of the Trustee applying the standards described in Section 1001 hereof, would best serve the interests of the Bondholders.

     Section 904.   Legal Proceedings by the Trustee.

     (a) If any Event of Default has occurred and is continuing, the Trustee in its discretion may, and upon the written request of the Credit Facility Issuer or the owners of not less than twenty-five percent (25%) in aggregate principal amount of the Outstanding Bonds and receipt of indemnity to its satisfaction shall, in its own name:

          (1) By mandamus, or other suit, action or proceeding at law or in equity, enforce all rights of the Bondholders hereunder;

          (2) Bring suit upon the Bonds, the Credit Facility (but only to the extent the Credit Facility Issuer shall have wrongfully dishonored drawings made in strict conformity with the terms hereof) and the Note; and

          (3) By action or suit in equity seek to enjoin any acts or things which may be unlawful or in violation of the rights of the Bondholders.

     (b) If an Event of Default under Section 901(c) occurs and is continuing, the Trustee in its discretion may, and upon the written request of the owners of not less than twenty-five percent (25%) in aggregate principal amount of the Outstanding Bonds and receipt of indemnity to its satisfaction shall, enforce each and every right granted to it under the Loan Agreement or as owner of the Note.

     Section 905.   Discontinuance of Proceedings by the Trustee.

     If any proceeding commenced by the Trustee on account of any Event of Default is discontinued or is determined adversely to the Trustee, then the Company, the Credit Facility Issuer, the Issuer, the Trustee and the Bondholders shall be restored to their former positions and rights hereunder as though no proceedings had been commenced.

     Section 906.   Credit Facility Issuer or Bondholders May Direct
                    Proceedings.

     Anything to the contrary in this Indenture notwithstanding, either the Credit Facility Issuer if a Credit Facility is in effect (and no default has occurred and is continuing under the Credit Facility), or a Majority of the Bondholders, if there is no Credit Facility in effect, shall have the right, after furnishing indemnity satisfactory to the Trustee, to direct the method and place of conducting all remedial proceedings by the Trustee hereunder, provided that such direction shall not be in conflict with any rule of law or with this Indenture or unduly prejudice the rights of minority Bondholders.

     Section 907.   Limitations on Actions by the Bondholders.

     (a) No Bondholder shall have any right to bring suit on the Credit Facility. No Bondholder shall have any right to pursue any other remedy hereunder unless:

          (1) the Trustee shall have been given written notice of an Event of Default;

          (2) the owners of not less than twenty-five percent (25%) in aggregate principal amount of the Outstanding Bonds shall have requested the Trustee, in writing, to exercise the powers hereinabove granted or to pursue such remedy in its or their name or names;

          (3) the Trustee shall have been offered indemnity satisfactory to it against costs, expenses and liabilities, except that no offer of indemnification shall be required for a declaration of acceleration under Section 902 hereof or for a drawing under the Credit Facility;

          (4) the Trustee shall have failed to comply with such request within a reasonable time; and

          (5) prior to the Conversion Date, the Credit Facility Issuer has failed to honor a proper draw request under the Credit Facility.

     (b) Notwithstanding the foregoing provisions of subsection (a) of this Section 907 or any other provision of this Indenture, the obligation of the Issuer shall be absolute and unconditional to pay hereunder, but solely from the Revenues and other funds pledged under this Indenture, the principal or redemption price of, and interest on, the Bonds to the respective owners thereof on the respective due dates thereof, and nothing herein shall affect or impair the right of action, which is absolute and unconditional, of such owners to enforce such payment.

     Section 908.   Trustee May Enforce Rights Without Possession of the
                    Bonds.

     All rights under this Indenture and the Bonds may be enforced by the Trustee without the possession of any Bonds or the production thereof at the trial or other proceedings relative thereto, and any proceedings instituted by the Trustee shall be brought in its name for the ratable benefit of the owners of the Bonds.

     Section 909.   Remedies Not Exclusive.

     No remedy herein conferred is intended to be exclusive of any other remedy or remedies, and each remedy is in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

     Section 910.   Delays and Omissions Not to Impair Rights.

     No delays or omission in respect of exercising any right or power accruing upon any default shall impair such right or power or be a waiver of such default, and every remedy given by this Article IX may be exercised from time to time and as often as may be deemed expedient.

     Section 911.   Application of Moneys in the Event of Default.

     (a) Any moneys received by the Trustee under this Article IX shall be applied in the following order; provided that any moneys received by the Trustee from a drawing under the Credit Facility shall be applied to the extent permitted by the terms thereof only as provided in paragraph (3) below with respect to the principal of, and interest accrued on, Bonds other than Bonds held by or for the Company:

          (1) To the payment of the reasonable costs of the Trustee, including counsel fees and any disbursements of the Trustee with interest thereon at the per annum rate equal to the "Prime" or "Base" rate of the Credit Facility Issuer and to the payment of reasonable costs and expenses of the Issuer, including counsel fees, incurred in connection with the Event of Default; and

          (2) To the payment of principal or redemption price (as the case may be) and interest on the Bonds, and in case such moneys shall be insufficient to pay the same in full, then to payment of principal or redemption price and interest ratably, without preference or priority of one over another or of any installment of interest over any other installment of interest.

     (b) The surplus, if any, shall be paid to the Company or the person lawfully entitled to receive the same as a court of competent jurisdiction may direct; provided that, if the Trustee has received payments on the Credit Facility following the Event of Default, the surplus shall be paid to the Credit Facility Issuer to the extent of such payments to the extent the Credit Facility Issuer has not been reimbursed for such payments and its fees and expenses related thereto.

     Section 912. Trustee and Bondholders Entitled to All Remedies Under the Act.

     It is the purpose of this Article IX to provide such remedies to the Trustee and the Bondholders as may be lawfully granted under the provisions of the Act, but should any remedy herein granted be held unlawful, the Trustee and the Bondholders shall nevertheless be entitled to every remedy provided by the Act. It is further intended that, insofar as lawfully possible, the provisions of this Article shall apply to and be binding upon any trustee or receiver appointed under applicable law.

     Section 913.   Trustee May File Claim in Bankruptcy.

     (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relating to the Issuer, the Company or any other obligor upon the Loan Agreement or the Bonds or to property of the Issuer, the Company, or such other obligor or the creditors of any of them, the Trustee (irrespective of whether the principal of the Bonds shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment on the Note of an amount equal to overdue principal or interest or additional interest) shall be entitled and empowered, by intervention in such proceedings or otherwise;

          (1) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Bonds and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Bondholders allowed in such judicial proceeding; and

          (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by the Bondholders to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Bondholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 911 hereof.

     (b) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept, or adopt on behalf of the Bondholders, any plan of reorganization, arrangement, adjustment or composition affecting the Bonds or the rights of any Bondholder thereof, or to authorize the Trustee to vote in respect of the claim of the Bondholders in any such proceeding.

     (c) All moneys received by the Trustee pursuant to any right given or action taken under this Indenture shall, after payment of the costs and expenses of the proceedings resulting in the collection of such moneys and the fees and expenses of the Trustee, be deposited in the Bond Fund and applied to the payment of the principal of, redemption premium, if any, and interest then due and unpaid on the Bonds in accordance with the provisions of this Indenture.

     Section 914.   Receiver.

     Upon the occurrence of an Event of Default and upon the filing of a suit or other commencement of judicial proceedings to enforce the rights of the Trustee and of the Bondholders under this Indenture, the Trustee shall be entitled, as a matter of right, to the appointment of a receiver or receivers of the amounts payable on the Note or otherwise under the Loan Agreement and assigned to the Trustee under this Indenture pending such proceedings, with such powers as the court making such appointment shall confer, whether or not any such amounts payable shall be deemed sufficient ultimately to satisfy the Bonds.


                                 ARTICLE X

                          CONCERNING THE TRUSTEE

     Section 1001.  Acceptance of the Trusts.

     The Trustee hereby represents and warrants to the Issuer (for the benefit of the Company and the Bondholders as well as the Issuer) that it is a national banking association and that it is duly authorized under the laws of the United States of America to accept and execute trusts of the character herein set out.

     The Trustee accepts and agrees to execute the trusts imposed upon it by this Indenture, but only upon the terms and conditions set forth in this Article and subject to the provisions of this Indenture including the following express terms and conditions, to all of which the parties hereto and the Bondholders agree:

     (a) Except during the continuance of an Event of Default, the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

     (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (c) The Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers or employees and it shall not be responsible for any misconduct or negligence of any such attorney, agent or receiver appointed by it upon due care, and shall be entitled to act upon the opinion or advice of its counsel concerning all matters of trust hereof and the duties hereunder, and may in all cases be reimbursed hereunder for reasonable compensation paid to all such attorneys, agents, receivers and employees as may reasonably be employed in connection with the trust hereof. The Trustee may conclusively rely upon an opinion of counsel and shall not be responsible for any loss or damage resulting from any action or non-action by it taken or omitted to be taken in good faith in reliance upon such opinion of counsel.

     (d) Except as is specifically provided in Section 1019 with respect to the filing of continuation statements, the Trustee shall not be responsible for any recital herein, or in the Bonds (except in respect to the authentication certificate of the Trustee endorsed on the Bonds), or for insuring the Trust Estate or any part of the Project or collecting any insurance moneys, or for the validity of the execution hereof by the Issuer or of any supplements hereto or instruments of further assurance, or for the sufficiency of the security for the Bonds; and the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any agreements or conditions on the part of the Issuer or on the part of the Company under the Loan Agreement, except as hereinafter set forth; but the Trustee may require of the Issuer or the Company full information and advice as to the performance of the agreements and conditions aforesaid and as to the condition of the Trust Estate.

     (e) The Trustee shall not be liable in connection with the performance or non-performance of its duties under this Indenture except for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

          (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section 1001;

          (2) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts; and

          (3) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of a Majority of the Bondholders relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture.

     (f) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee, including without limitation Sections 1003 and 1004 hereof, shall be subject to the provisions of this Section 1001.

     Section 1002.  Trustee to Give Notice.

     (a) The Trustee shall not be required to take notice or be deemed to have notice of any default hereunder, except failure by the Issuer to cause to be made any of the payments to the Trustee required to be made by
Article V or failure by the Issuer or the Company to file with the Trustee any document required by this Indenture or the Loan Agreement to be so filed, unless the Trustee shall be notified of such default by the Issuer or by the holders of 25% in aggregate principal amount of Bonds then Outstanding or unless a responsible corporate trust officer of the Trustee charged with the responsibility for the management of the trusts conferred by this Indenture shall have actual knowledge of such default.

     (b) If a responsible trust officer of the Trustee charged with the responsibility for the management of the trusts conferred by this Indenture shall have actual knowledge of any Event of Default continuing hereunder, the Trustee shall give to all Bondholders and to the Credit Facility Issuer written notice of all such defaults within thirty (30) days after receipt of such information.

     (c) Promptly upon receipt of notice of the occurrence of a Determination of Taxability, the Trustee shall give notice thereof to the Company, the Issuer, the Bondholders and former Bondholders and to the Credit Facility Issuer.

     Section 1003.  Trustee Entitled to Indemnity.

     (a) The Company shall indemnify the Trustee its officers, directors and employees against any loss, liability or expense incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, except as set forth in subsection (b) below. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Except where the Company is the claimant, the Company shall have full and sole right to defend the claim, and the Trustee shall cooperate in the defense. If the Trustee engages separate counsel, the Trustee shall pay all fees and expenses of such counsel and the Company shall no longer have the obligation to indemnify the Trustee; provided, however that the Trustee shall have the right to retain separate counsel, with the fees and expenses to be paid by the Company, if representation of the Trustee would be inappropriate due to an actual conflict of interest, as reasonably determined by either party, between the Trustee and the Company. The Company shall not be responsible for any settlement reached without the Company's consent.

     (b) The Company shall not be obligated to reimburse any expense or to indemnify against any loss or liability incurred by the Trustee through its gross negligence, willful misconduct or bad faith.

     (c) To secure the Company's payment obligations in this Section and in Section 911, the Trustee shall have a lien prior to the lien of the Trustee for the benefit of the owners of the Bonds on all money or property held or collected by the Trustee, except for amounts drawn under the Credit Facility and money and property held in the Rebate Fund, as to which the Trustee shall have no such lien. Such obligations shall survive the satisfaction and discharge of this Indenture.

     (d) When the Trustee or Issuer incurs expenses or renders services after an Event of Default, the expenses and compensation for the services are intended to constitute expenses of administration under any applicable bankruptcy law.

     (e) The Trustee may begin suit, or appear in and defend suit, or do anything else in its judgment proper to be done by it as such Trustee, without indemnity under paragraph (a) above, and in such case the Issuer shall reimburse the Trustee and the Issuer, on an equal basis, from funds available therefor under the Loan Agreement for all costs and expenses, outlays and counsel fees and other reasonable disbursements properly incurred in connection therewith; provided, however, that the Trustee shall:

          (1) make all payments hereunder of principal and redemption price of and interest on the Bonds and of the purchase price of Bonds tendered at the option of the owners thereof or purchased by the Company in lieu of redemption,

          (2) accelerate the Bonds when required to do so hereunder other than at the direction of the Bondholders, and

          (3) draw on the Credit Facility when required to do so hereunder,

each without the necessity of the Bondholders providing security or indemnity to the Trustee. If the Issuer shall fail to make reimbursement, the Trustee may reimburse itself from any moneys in its possession under the provisions of this Indenture other than moneys drawn under the Credit Facility and shall be entitled with respect thereto to a preference over the Bonds.

     Section 1004. Trustee Not Responsible for Insurance, Taxes, Execution of this Indenture, Acts of the Issuer or Application of the Moneys Applied in Accordance with this Indenture.

     (a) The Trustee shall not be under any obligation to effect or maintain insurance or to renew any policies of insurance or to inquire as to the sufficiency of any policies of insurance carried by the Company, or to report, or make or file claims or proof of loss for, any loss or damage insured against or which may occur, or to keep itself informed or advised as to the payment of any taxes or assessments, or to require any such payment to be made. The Trustee shall have no responsibility in respect of the validity, sufficiency, due execution or acknowledgment of this Indenture or any supplements thereto or instruments of further assurance or the validity or sufficiency of the security provided hereunder or in respect of the validity of the Bonds or the due execution or issuance thereof. The Trustee shall not be under any obligation to see that any duties herein imposed upon any party other than itself, or any covenants herein contained on the part of any party other than itself to be performed, shall be done or performed, and the Trustee shall be under no liability for failure to see that any such duties or covenants are so done or performed.

     (b) The Trustee shall not be liable or responsible because of the failure of the Issuer or of any of its employees or agents to make any collections or deposits or to perform any act herein required of the Issuer or because of the loss of any moneys arising through the insolvency or the act or default or omission of any other depositary in which such moneys shall have been deposited under the provisions of this Indenture. The Trustee shall not be responsible for the application of any of the proceeds of the Bonds or any other moneys deposited with it and paid out, withdrawn or transferred hereunder if such application, payment, withdrawal or transfer shall be made in accordance with the provisions of this Indenture. The Trustee shall not be responsible or liable for any loss suffered in connection with any investment of funds made by it in accordance with
Section 602.

     (c) The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty, and the Trustee shall not be answerable for other than its gross negligence or willful misconduct. The immunities and exemptions from liability of the Trustee hereunder shall extend to its directors, officers, employees and agents.

     Section 1005.  Compensation.

     Subject to the provisions of any agreement relating to the compensation of the Trustee, the Issuer shall cause the Company to pay to the Trustee as Administrative Expenses its reasonable fees, charges and out-of-pocket expenses in accordance with Section 7.5 of the Loan Agreement. In computing the Trustee's compensation, the parties shall not be limited by any law on the compensation of an express trust. If the Company shall fail to make any payment required by this Section 1005, the Trustee may, but shall be under no obligation to, make such payment from any moneys in its possession under the provisions of this Indenture and shall be entitled to a preference therefor over the Bonds hereunder; provided that no payments under this Section 1005 shall be made with moneys drawn under the Credit Facility.

     Section 1006.  Trustee to Preserve Records.

     All records and files pertaining to the Project in the custody of the Trustee shall be open at all reasonable times to the inspection of the Issuer, the Credit Facility Issuer and the Company and their agents and representatives.

     Section 1007.  Trustee May Be a Bondholder.

     The institution acting as Trustee under this Indenture, and its directors, officers, employees or agents, may in good faith buy, sell, own, hold and deal in the Bonds issued under and secured by this Indenture, and may join in the capacity of a Bondholder in any action which any Bondholder may be entitled to take with like effect as if such institution were not the Trustee under this Indenture. To the extent permitted by law, such institution may also receive tenders and purchase in good faith Bonds from itself, including any department, affiliate or subsidiary, with like effect as if it were not the Trustee.

     Section 1008.  Trustee Not Responsible for Recitals.

     The recitals, statements and representations contained herein and in the Bonds shall be taken and construed as made by and on the part of the Issuer and not by the Trustee, and the Trustee shall not be under any responsibility for the correctness of the same.

     Section 1009.  No Trustee Responsibility for Recording or Filing.

     The Trustee shall not be under any obligation to see to the recording or filing of this Indenture, the Loan Agreement, any financing statements or any other instrument or otherwise to the giving to any person of notice of the provisions hereof or thereof.

     Section 1010.  Trustee May Require Information.

     Except for the obligations of the Trustee under Section 902 and the obligations of the Trustee to make payments on the Bonds when due and to draw under the Credit Facility as required hereunder, anything contained in this Indenture to the contrary notwithstanding, the Trustee shall have the right, but shall not be required, to demand, as a condition of any action by the Trustee in respect of the authentication of any Bonds, the withdrawal of any cash, the release of any property, or any action whatsoever within the purview of this Indenture, any showings, certificates, opinions, appraisals or other information, or evidence of corporate authority, in addition to that required by the terms hereof.

     Section 1011.  Trustee May Rely on Certificates.

     The Trustee shall be protected and shall incur no liability in acting or proceeding, or in not acting or not proceeding, in good faith and in accordance with the terms of this Indenture, upon any ordinance, resolution, order, notice, request, consent, waiver, certificate, statement, instrument, opinion, affidavit, requisition, bond or other paper or document which it shall in good faith believe to be genuine and to have been adopted or signed by the proper board or person or to have been prepared and furnished pursuant to any of the provisions of the Loan Agreement or this Indenture, or upon the written opinion of any attorney, engineer, accountant or other expert believed by it to be qualified in relation to the subject matter, and the Trustee shall not be under any duty to make any investigation or inquiry as to any statements contained or matters referred to in any such instrument. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any person who at the time of making such request or giving such authority or consent is the owner of any Bond shall be conclusive and binding upon all future owners of the same Bond and upon Bonds issued in exchange therefor or in place thereof.

     Section 1012.  Trustee Bond.

     The Trustee shall not be required to give any bond or surety in respect to the execution of its rights and obligations hereunder.

     Section 1013.  Segregation of Funds; Interests:

     All moneys received by the Trustee shall, until used or applied or invested as herein provided, be held in trust in the manner and for the purposes for which they were received but need not be segregated from other funds except to the extent required by this Indenture or law. The Trustee shall not be under any liability for interest on any moneys received hereunder.

     Section 1014.  Qualification of the Trustee.

     There shall at all times be a Trustee hereunder which shall be an association or a corporation organized and doing business under the laws of the United States of America or of any state, authorized under such laws and the applicable laws of the State to exercise corporate trust powers and act as Bond Registrar hereunder, having a combined capital and surplus of at least One Hundred Million Dollars ($100,000,000), and subject to supervision or examination by federal or state authority. If such association or corporation is not a commercial bank or trust company, it shall also have a rating by Moody's (if the Bonds are then rated by Moody's) of BAA 3/P3 or higher, or by S&P (if the Bonds are then rated by S&P) of Baa/A3 or higher or shall otherwise be approved in writing by Moody's or S&P, as the case may be. If such association or corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 1014, the combined capital and surplus of such association or corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 1014, it shall resign immediately in the manner and with the effect specified in Section 1015 hereof.

     Section 1015.  Resignation and Removal of the Trustee.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 1016 hereof.

     (b) The Trustee may resign at any time by giving written notice thereof to the Issuer and the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within thirty (30) days after the giving of such notice of resignation, the retiring Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (c) The Trustee may be removed at any time by an instrument or instruments in writing to the Trustee, with copies to the Issuer and the Company, signed by a Majority of the Bondholders or by their attorneys, legal representatives or agents and delivered to the Trustee, the Issuer and the Company (such instruments to be effective only when received by the Trustee).

     (d)  If at any time:

          (1) the Trustee shall cease to be eligible under Section 1014 hereof, and shall fail to resign after written request therefor by the Company or by a Majority of the Bondholders, or

          (2) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Issuer or the Company may remove the Trustee, or any Bondholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Issuer with the approval of the Company shall promptly appoint a
successor.   If no successor Trustee shall have been so appointed by the
Issuer and approved by the Company or a Majority of the Bondholders and accepted appointment in the manner hereinafter provided, any Bondholder, if he has been a bona fide owner of a Bond for at least six (6) months, may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (f) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to each Bondholder. Each notice shall include the name and address of the principal corporate trust office of the successor Trustee.

     Section 1016.  Successor Trustee.

     (a) Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor, and also to the Issuer and the Company, an instrument in writing accepting such appointment hereunder, and thereupon and upon transfer of the Credit Facility to the successor Trustee such successor Trustee without any further act, shall become fully vested with all the rights, immunities, powers and trusts, and subject to all the duties and obligations, of its predecessors; but such predecessor shall, nevertheless, on the written request of its successor or of the Issuer and upon payment of the expenses, charges and other disbursements of such predecessor which are payable pursuant to the provisions of Section 1005 hereof, execute and deliver an instrument transferring to such successor Trustee all the rights, immunities, powers and trusts of such predecessor hereunder; and every predecessor Trustee shall deliver all property and moneys held by it hereunder to its successor, subject, nevertheless, to its preference, if any, provided for in Sections 1003 and 1005 hereof. Should any instrument in writing from the Issuer be required by any successor Trustee for more fully and certainly vesting in such Trustee the rights, immunities, powers and trusts hereby vested or intended to be vested in the predecessor Trustee, any such instrument in writing shall and will, on request, be executed, acknowledged and delivered by the Issuer. The resignation of any Trustee and the instrument or instruments removing any Trustee and appointing a successor hereunder, together with all other instruments provided for in this Article, shall be filed and/or recorded by the successor Trustee in each recording office where this Indenture and the Financing Statements have been filed and/or recorded.

     (b) Notwithstanding any of the foregoing provisions of this Article, any bank or trust company having power to perform the duties and execute the trusts of this Indenture and otherwise qualified to act as Trustee hereunder with or into which the bank or trust company acting as Trustee may be merged or consolidated, or to which the assets and business of such bank or trust company may be sold, shall be deemed the successor of the Trustee.

     Section 1017.  Co-Trustee.

     It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction denying or restricting the right of certain banking corporations or associations to transact business as trustee as contemplated herein in such jurisdiction. It is recognized that in case of litigation under this Indenture and in particular in case of the enforcement of the security interest contained in this Indenture upon the occurrence of an Event of Default, it may be necessary that the Trustee appoint an additional individual or institution as a separate Trustee or Co-Trustee, which shall be satisfactory to the Company. The following provisions of this Section 1017 are adapted to these ends:

     (a) In the event of the incapacity or lack of authority of the Trustee by reason of any present or future law of any jurisdiction to exercise any of the rights, powers and trusts herein granted to the Trustee or to hold title to or a security interest in the Trust Estate or to take any other action which may be necessary or desirable in connection therewith, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate Trustee or Co-Trustee but only to the extent necessary to enable the separate Trustee or Co-Trustee to exercise such rights, powers and trusts, and every covenant and obligation necessary to the exercise thereof shall run to and be enforceable by such separate Trustee or Co-Trustee.

     (b) Should any deed, conveyance or instrument in writing from the Issuer be required by the separate Trustee or Co-Trustee so appointed by the Trustee in order to more fully and certainly vest in and confirm to it such properties, rights, powers, trusts, duties and obligations any and all such deeds, conveyances and instruments shall, on request, be executed, acknowledged and delivered by the Issuer. In case any separate Trustee or Co-Trustee or a successor to either, shall die, be dissolved, become incapable of action, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate Trustee or Co-Trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new Trustee or successor to such separate Trustee or Co-Trustee.

     Section 1018.  Notice to Moody's or S&P.

     At any time during which the Bonds are rated by Moody's or S&P, the Trustee shall notify Moody's or S&P, as applicable, promptly of:

     (a)  any change in the Trustee,

     (b) the expiration or termination of the Credit Facility during the Variable Rate Period unless an Alternate Credit Facility is provided to the Trustee in accordance with the terms of this Indenture,

     (c) a change in the interest rate borne by the Bonds from a Variable Rate to a Fixed Rate,

     (d)  the payment of all of the Bonds, or

     (e) any material change to this Indenture, the Loan Agreement, the Reimbursement Agreement, the Credit Facility or the Remarketing Agreement.

     Section 1019.  Filing of Certain Continuation Statements.

     From time to time, the Trustee shall file or cause to be filed continuation statements for the purpose of continuing without lapse the effectiveness of (i) those Financing Statements which shall have been filed at or prior to the issuance of the Bonds in connection with the Issuer's assignment to the Trustee of the Trust Estate pursuant to the authority of the Uniform Commercial Code of the State of Florida, and (ii) any previously filed continuation statements which shall have been filed as herein required. The Issuer and the Company shall sign and deliver to the Trustee or its designee such continuation statements as may be requested of it from time to time by the Trustee. Upon the filing of any such continuation statement the Trustee shall immediately notify the Issuer that the same has been accomplished.


                                ARTICLE XI

                EXECUTION OF INSTRUMENTS BY THE BONDHOLDERS
                    AND PROOF OF OWNERSHIP OF THE BONDS

     Section 1101. Execution of Instruments by the Bondholders and Proof of Ownership of the Bonds.

     (a) Any request, direction, consent or other instrument in writing required or permitted by this Indenture to be signed or executed by a Bondholder may be signed or executed by the Bondholder or its attorneys or legal representatives. Proof of the execution of any such instrument and of the ownership of the Bonds shall be sufficient for any purpose of this Indenture and shall be conclusive in favor of the Trustee with regard to any action taken by it under such instrument if made in the following manner:

          The fact and date of the execution by any person of any such instrument may be proved by the verification of any officer in any jurisdiction who, by the laws thereof, has power to take affidavits within such jurisdiction, to the effect that such instrument was subscribed and sworn to before him, or by an affidavit of a witness to such execution, and where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership, such verification or affidavit shall also constitute sufficient proof of his authority.

     (b) Nothing contained in this Section 1101 shall be construed as limiting the Trustee to such proof, it being intended that the Trustee may accept any other evidence of the matters herein stated which may be sufficient. Any request or consent of a Bondholder shall bind every future owner of the Bond(s) to which such request or consent pertains or any Bond(s) issued in lieu thereof in respect of anything done by the Trustee pursuant to such request or consent.

     (c) Notwithstanding any of the foregoing provisions of this Section 1101, the Trustee shall not be required to recognize any person as an owner of Bonds or to take any action at its request unless the Bonds shall be deposited with it.

     Section 1102.  Preservation of Information.

     The Trustee shall preserve in the Bond Register, in as current a form as is reasonably practicable, the name and address of each Bondholder received by the Trustee in its capacity as Bond Registrar.


                                ARTICLE XII

                        THE REMARKETING AGENT; THE
                     TENDER AGENT; THE PLACEMENT AGENT

     Section 1201.  The Remarketing Agent.

     (a) The Issuer hereby appoints First Union National Bank of North Carolina, with its corporate office in Charlotte, North Carolina, as Remarketing Agent under this Indenture. The Remarketing Agent and any successor Remarketing Agent, by written instrument delivered to the Issuer, the Trustee and the Company, shall accept the duties and obligations imposed on it under this Indenture and the Remarketing Agreement.

     (b) In addition to the other obligations imposed on the Remarketing Agent hereunder, the Remarketing Agent shall agree to keep such books and records in connection with its activities as Remarketing Agent hereunder as shall be consistent with prudent industry practice and make such books and records available for inspection by the Issuer, the Trustee, the Credit Facility Issuer and the Company at all reasonable times.

     (c) The Remarketing Agent shall at all times be a member of the National Association of Securities Dealers, Inc. and registered as a Municipal Securities Dealer under the Securities Exchange Act of 1934, as amended, or a national banking association or a bank or a trust company, in each case authorized by law to perform its obligations hereunder.

     (d) If at any time the Remarketing Agent is unable or unwilling to act as Remarketing Agent, the Remarketing Agent, upon thirty (30) Business Days' prior written notice to the Issuer, the Trustee, the Tender Agent and the Company, may resign. The Remarketing Agent may be removed at any time by the Company with the consent of the Issuer, by written notice signed by the Company delivered to the Trustee, the Remarketing Agent, the Credit Facility Issuer and the Tender Agent. Upon resignation or removal of the Remarketing Agent, the Company, with the consent of the Issuer, shall appoint a substitute Remarketing Agent meeting the qualifications of
Section 1201(c) above.

     (e) In the event that the Company shall fail to appoint a successor Remarketing Agent, upon the resignation or removal of the Remarketing Agent or upon its dissolution, insolvency or bankruptcy, the Trustee may, but is not required to, appoint a Remarketing Agent or itself act as Remarketing Agent until the appointment of a successor Remarketing Agent in accordance with this Section 1201; provided, however, that the Trustee, in its capacity as Remarketing Agent, shall not be required to sell Bonds or determine the interest rate on the Bonds pursuant to Section 202 hereof.

     Section 1202.  The Tender Agent.

     (a) The Issuer hereby appoints as Tender Agent under this Indenture The First National Bank of Boston, which agent has a corporate trust office at Canton, Massachusetts. The Tender Agent and any successor Tender Agent, by written instrument delivered to the Issuer, the Trustee and the Company, shall accept the duties and obligations imposed on it under this Indenture.

     (b) The Tender Agent shall at all times be a member of the National Association of Securities Dealers, Inc. having a capitalization of at least Fifteen Million Dollars ($15,000,000) and a rating by Moody's (if the Bonds are then rated by Moody's) of BAA 3/P3 or higher, or a national banking association or a bank or a trust company having capital and surplus of at least $50,000,000, in each case authorized by law to perform its obligations hereunder.

     (c) If at any time the Tender Agent is unable or unwilling to act as Tender Agent, the Tender Agent, upon sixty (60) days' prior written notice to the Issuer, the Trustee, the Remarketing Agent and the Company, may resign; provided, however, that in no case shall such resignation become effective until the appointment of a successor Tender Agent. The Tender Agent may be removed at any time by the Company with the consent of the Issuer, by written notice signed by the Company delivered to the Trustee, the Remarketing Agent, the Credit Facility Issuer and the Tender Agent; provided, however, that in no case shall such removal become effective until the appointment of a successor Tender Agent. Upon resignation or removal of the Tender Agent, the Company, with the consent of the Issuer, shall appoint a substitute Tender Agent meeting the qualifications of
Section 1202(b) above.

     (d) In the event that the Company shall fail to appoint a successor Tender Agent, upon the resignation or removal of the Tender Agent or upon its dissolution, insolvency or bankruptcy, the Trustee may at its discretion, but is not required to, act as Tender Agent until the appointment of a successor Tender Agent in accordance with this Section 1202.

     Section 1203.  The Placement Agent.

     The Placement Agent shall be a member of the National Association of Securities Dealers, Inc. and registered as a Municipal Securities Dealer under the Securities Exchange Act of 1934, as amended, or a national banking association or a bank or trust company, in each case authorized by law to perform its obligations described in Section 202(e) hereof.

     Section 1204.  Notices.

     The Trustee shall, within thirty (30) days of the resignation or removal of the Remarketing Agent or the Tender Agent or the appointment of the Placement Agent or a successor Remarketing Agent or Tender Agent, give notice thereof by first class mail, postage prepaid, to the owners of the Bonds.


                               ARTICLE XIII

                        AMENDMENTS AND SUPPLEMENTS

     Section 1301.  Amendments and Supplements Without the Bondholders'
                    Consent.

     This Indenture may be amended or supplemented at any time and from time to time, without the consent of the Bondholders, but with the consent of the Credit Facility Issuer, if a Credit Facility is in effect (and no default has occurred and is continuing under the Credit Facility), by a supplemental indenture authorized by the Issuer filed with the Trustee, for one or more of the following purposes:

     (a) to add additional covenants of the Issuer or to surrender any right or power herein conferred upon the Issuer;

     (b) for any purpose not inconsistent with the terms of this Indenture or to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not adversely affect the interests of the owners of the Bonds or the Company;

     (c) to permit the Bonds to be converted during the Variable Rate Period to certificateless securities or securities represented by a master certificate held in trust, ownership of which, in either case, is evidenced by book entries on the books of the Bond Registrar, for any period of time;

     (d)  to permit the appointment of a Co-Trustee under this Indenture;

     (e) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act of 1939, or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly permitted by the Trust Indenture Act of 1939;

     (e) except as otherwise provided in Section 1302 hereof, to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to obtain a rating of the Bonds from Moody's or S&P;

     (f) to amend the administrative provisions hereof to accommodate the provisions of an Alternate Credit Facility; and

     (g) to amend the provisions hereof to reflect the obligation of the Trustee, the Issuer or the Company to disclose information regarding the Bonds, the Project, the Issuer, the Company or the issuer of the Letter of Credit as shall be required or recommended to be disclosed in accordance with applicable regulations or guidelines established by, among others, the American Bankers Association Corporate Trust Committee.

     Section 1302. Amendments With the Bondholders' and the Credit Facility Issuer's Consent.

     (a) This Indenture may be amended from time to time, except with respect to:

          (1) the principal, redemption price, purchase price, or interest payable upon any Bonds,

          (2) the Interest Payment Dates, the dates of maturity or the redemption or purchase provisions of any Bonds, and

          (3)  this Article XIII,

by a supplemental indenture consented to by the Credit Facility Issuer if a Credit Facility is in effect (and no default has occurred and is continuing under the Credit Facility) and by the Company and approved by a Majority of the Bondholders which would be affected by the action proposed to be taken.


     (b) This Indenture may be amended with respect to the matters enumerated in paragraphs (1) through (3) of subsection (a) of this Section with the unanimous consent of all Bondholders, the Credit Facility Issuer if a Credit Facility is in effect (and there is no default has occurred and is continuing under the Credit Facility), the Company and the Issuer.

     Notwithstanding the foregoing, the Issuer and the Trustee and, during the Variable Rate Period, the Credit Facility Issuer if the Credit Facility is in effect (and no default has occurred and is continuing under the Credit Facility), may amend the Indenture to such extent as may be necessary to obtain a rating of the Bonds from Moody's or S&P without providing the opinion of Bond Counsel specified in paragraph (2) above.

     Section 1303. Supplemental Indentures Affecting the Rights of the Credit Facility Issuer.

     Anything herein to the contrary notwithstanding, a supplemental indenture under this Article XIII which in the judgment of the Credit Facility Issuer if a Credit Facility is in effect (and no default has occurred and is continuing under the Credit Facility) adversely affects the rights of the Credit Facility Issuer shall not become effective unless or until the Credit Facility Issuer shall have consented to the execution and delivery thereof.

     Section 1304.  Amendment of the Loan Agreement.

     (a) The Company, the Trustee and, during the Variable Rate Period, the Credit Facility Issuer if a Credit Facility is in effect (and no default has occurred and is continuing under the Credit Facility), may amend the Loan Agreement; provided that prior to making any amendment, the Company shall provide the Trustee and the Credit Facility Issuer with:

          (1)  a copy of the proposed amendment and

          (2) an opinion of Bond Counsel to the effect that such amendment or supplement will not adversely affect the exclusion of the interest on the Bonds from the gross income of the recipients thereof for federal income tax purposes and unless the Trustee shall have otherwise given its consent to such amendment or supplement, to the further effect that such amendment or supplement will not otherwise adversely affect the interests of the Bondholders.

Notwithstanding the foregoing, the Issuer, the Company, the Trustee, and, during the Variable Rate Period, the Credit Facility Issuer if a Credit Facility is in effect (and no default has occurred and is continuing under the Credit Facility), may amend the Loan Agreement to such extent as may be necessary to obtain a rating of the Bonds from Moody's or S&P without providing the opinion of Bond Counsel specified in paragraph (2) above.

     (b) If the Company proposes to amend the Loan Agreement in such a manner as would adversely affect the interests of the Bondholders, the Trustee shall notify Bondholders of the proposed amendment and may consent thereto with the consent of at least a Majority of the Bondholders which would be affected by the action proposed to be taken; provided, that the Trustee shall not, without the unanimous consent of the owners of all Bonds then Outstanding, consent to any amendment which would:

          (1)  decrease the amounts payable on the Note,

          (2) change the due date of principal of or interest on the Note or change any of the prepayment provisions of the Note, or

          (3)  change Section 5.3 of the Loan Agreement.

     Section 1305. Amendment of the Loan Agreement Requiring the Consent of the Credit Facility Issuer.

     Anything herein to the contrary notwithstanding, any amendment, change or modification of the Loan Agreement which in the judgment of the Credit Facility Issuer affects the rights of the Credit Facility Issuer shall not become effective unless or until the Credit Facility Issuer shall have consented to the execution and delivery of such amendment, change or modification.

     Section 1306.  Amendment of the Credit Facility.

     The initial Credit Facility may be amended to such extent as shall be necessary to obtain a rating of the Bonds from Moody's or S&P provided that such amendment or supplement will not adversely affect the interests of the Bondholders. The Trustee shall notify the Bondholders and the Issuer of any proposed amendment of the Credit Facility which would adversely affect the interests of the Bondholders and may consent thereto with the consent of the Issuer, which consent shall not be unreasonably withheld, and at least a Majority of the Bondholders which would be affected by the action proposed to be taken; provided, that the Trustee shall not, without the unanimous consent of the owners of all Bonds then Outstanding, consent to any amendment which would decrease the amount payable under the Credit Facility or reduce the term of the Credit Facility.

     Section 1307.  Trustee Authorized to Join in Amendments and
                    Supplements; Reliance on Counsel.

     The Trustee is authorized to join with the Issuer in the execution and delivery of any supplemental indenture or amendment permitted by this
Article XIII and in so doing shall be fully protected by an opinion of Counsel that such supplemental indenture or amendment is so permitted and has been duly authorized by the Issuer and that all things necessary to make it a valid and binding agreement have been done; provided that certain amendments may, by agreement between the Trustee and the Credit Facility Issuer, require the prior consent of the Credit Facility Issuer.


                                ARTICLE XIV

                        DEFEASANCE; OTHER PAYMENTS

     Section 1401.  Defeasance.

     (a) When the principal or redemption price (as the case may be) of, and interest on all Bonds issued hereunder have been paid, including without limitation the purchase price for Bonds tendered under Section 202 hereof, or provision has been made for payment of the same, together with the compensation of the Trustee and all other sums payable hereunder by the Issuer, the right, title and interest of the Trustee in and to the Trust Estate and the security interests shall thereupon cease, and the Trustee, on written demand of the Issuer, shall release this Indenture and the security interests and shall execute such documents to evidence such release as may be reasonably required by the Issuer and shall turn over to the Company or to such person, body or authority as may be entitled to receive the same all balances then held by it hereunder; provided, that, if any payments have been received by the Trustee from the Credit Facility in connection with such release, such balances shall be paid to the Credit Facility Issuer to the extent of such payments. If payment or provision therefor is made with respect to less than all of the Bonds, the particular Bonds (or portion thereof) for which provision for payment shall have been considered made shall be selected by lot by the Trustee and thereupon the Trustee shall take similar action for the release of this Indenture with respect to such Bonds. Notwithstanding anything to the contrary contained herein, Bonds purchased at the option of the owners thereof with moneys held by the Trustee pursuant to this Article XIV shall not be remarketed but shall be cancelled by the Trustee.

     (b) Provision for the payment of Bonds shall be deemed to have been made when the Trustee holds in the Bond Fund, in trust and irrevocably set aside exclusively for such payment, (1) moneys sufficient to make such payment provided that if a Credit Facility is then held by the Trustee, such moneys shall constitute Available Moneys or (2) noncallable Governmental Obligations maturing as to principal and interest in such amounts and at such times as will provide sufficient moneys without reinvestment to make such payment; provided that the Trustee shall have received an opinion of Bond Counsel to the effect that such deposit will not affect the exclusion of the interest on any of the Bonds from the gross income of the recipients thereof for federal income tax purposes (e.g. by causing any of the Bonds to be classified as an "arbitrage bond" within the meaning of Section 148 of the Code), and provided further, that if a Credit Facility is then held by the Trustee, such Governmental Obligations shall have been on deposit with the Trustee in a separate and segregated account for a period of three hundred sixty-seven (367) days during and prior to which no Event of Bankruptcy has occurred or which Governmental Obligations were purchased with Available Moneys.

     (c) No Bonds in respect of which a deposit under subsection (b) above has been made shall be deemed paid within the meaning of this Article unless the Trustee is satisfied that the amounts deposited are sufficient to make all payments that might become due on the Bonds, including purchase price payments for Bonds tendered at the option of the owners or purchased by the Company in lieu of redemption, if any. Notwithstanding the foregoing, no delivery to the Trustee under this subsection (c) shall be deemed a payment of any Bonds which are to be redeemed prior to their stated maturity until such Bonds shall have been irrevocably called or designated for redemption on a date thereafter on which such Bonds may be redeemed in accordance with the provisions of this Indenture or the Issuer shall have given the Trustee, in form satisfactory to the Trustee, irrevocable instructions to give notice of redemption. Neither the obligations nor moneys deposited with the Trustee pursuant to this Section shall be withdrawn or used for any purpose other than, and shall be segregated and held in trust for, the payment of the principal of, redemption price of, purchase price if applicable of, and interest on the Bonds with respect to which such deposit has been made. In the event that such moneys or obligations are to be applied to the payment of principal or redemption price of any Bonds more than sixty (60) days following the deposit thereof with the Trustee, the Trustee shall mail a notice stating that such moneys or obligations have been deposited and identifying the Bonds for the payment of which such moneys or obligations are being held to all owners of such Bonds at their addresses shown on the Bond Register.

     (d) Anything in Article XIV to the contrary notwithstanding, if moneys or Governmental Obligations have been deposited or set aside with the Trustee pursuant to this Article for the payment of the principal or redemption price, including purchase price if applicable, of the Bonds and the interest thereon and the principal or redemption price, including purchase price if applicable, of such Bonds and such moneys or Governmental Obligations do not constitute Available Moneys, no amendment to the provisions of this Article shall be made without the consent of the owner of each of the Bonds affected thereby.

     (e) Notwithstanding the foregoing, those provisions relating to the purchase of Bonds upon the demand of any Bondholders, the maturity of Bonds, interest payments and dates thereof, and the dates, premiums and notice requirements for optional and mandatory redemption or purchase and the Trustee's remedies with respect thereto, and provisions relating to exchange, transfer and registration of Bonds, replacement of mutilated, destroyed, lost or stolen Bonds, the safekeeping and cancellation of Bonds, non-presentment of Bonds, the holding of moneys in trust and repayments to the Company or the Credit Facility Issuer from the Bond Fund and the duties of the Trustee in connection with all of the foregoing and the fees, expenses and indemnities of the Trustee, shall remain in effect and shall be binding upon the Trustee, the Issuer, the Company and the Bondholders notwithstanding the release and discharge of the lien of this Indenture until payment in full of all outstanding Bonds.

     Section 1402.  Deposit of Funds for Payment of the Bonds.

     If the principal or redemption price of any Bonds become due, either at maturity or by call for redemption or otherwise, together with all interest accruing thereon to the due date, has been paid or provision therefor made in accordance with Section 1401 hereof, all interest on such Bonds shall cease to accrue on the due date and all liability of the Issuer with respect to such Bonds shall likewise cease, except as hereinafter provided. Thereafter the owners of such Bonds shall be restricted exclusively to the funds so deposited for any claim of whatsoever nature with respect to such Bonds, and the Trustee shall hold such funds in trust for such owners.

     Section 1403.  Effect of Purchase of the Bonds.

     No purchase of Bonds pursuant to Section 303 hereof shall be deemed to be a payment or redemption of such Bonds or any portion thereof and such purchase will not operate to extinguish or discharge the indebtedness evidenced by such Bonds.


                                ARTICLE XV

                         MISCELLANEOUS PROVISIONS

     Section 1501.  Covenants of the Issuer to Bind its Successors.

     In the event of the dissolution of the Issuer, all of the covenants, stipulations, obligations and agreements contained in this Indenture by or in behalf of or for the benefit of the Issuer shall bind or inure to the benefit of the successor or successors of the Issuer from time to time and any officer, board, commission, authority, agency or instrumentality to whom or to which any power or duty affecting such covenants, stipulations, obligations and agreements shall be transferred by or in accordance with law, and the term "Issuer" as used in this Indenture shall include such successor or successors.

     Section 1502.  Notices.

     (a) Any notice, demand, direction, request or other instrument authorized or required by this Indenture to be given or filed with the Issuer, the Trustee, the Company or the Credit Facility Issuer shall be in writing and shall be deemed given or filed for all purposes of this Indenture when delivered by hand delivery or mailed by first class mail, postage prepaid, registered or certified mail, addressed as follows:

     (1)  If to the Issuer, to:    Hillsborough County
                                   Industrial Development Authority
                                   c/o Thomas K. Morrison, Esq.
                                   Morrison, Morrison & Mills, D.A.
                                   Suite 100
                                   1200 West Platt Street
                                   Tampa, FL  33606

     (2)  If to the Company, to:   Leslie Controls, Inc.
                                   c/o Watts Industries, Inc.
                                   815 Chestnut Street
                                   North Andover, MA  01845
                                   (Attention:  William C. McCartney,
                                   Corporate Controller); and

          with a copy to:          John R. LeClaire, P.C.
                                   Goodwin, Procter & Hoar
                                   Exchange Place
                                   Boston, MA  02109

     (3)  If to the Trustee, to:   The First National Bank of Boston
                                   150 Royall Street, Mail Stop 45-02-15
                                   Canton, MA 02021
                                   Attention:  Corporate Trust Division

     (4)  If to the Credit Facility
          Issuer, to:              First Union National Bank of North
                                   Carolina
                                   301 South College Street
                                   T-7
                                   Charlotte, NC 28288
                                   Attention: International Operations
                                   CORP-10.

and if sent by telegraph, telegram or telecopy, addressed as above, at the time and date appearing on the report of delivery. Notwithstanding the foregoing, the delivery of Bonds or Optional Tender Notices to the Trustee or Tender Agent if made by telegraph, telegram or telecopy, must be made by delivery of the hard copy by overnight delivery on the date of delivery of such telegraph, telegram or telecopy and shall not be effective until actual receipt thereof by the Trustee or the Tender Agent, as the case may be.

     (b) A duplicate copy of each notice or other communication given hereunder by either the Issuer or Trustee to the other shall also be given to the Company.

     (c) All documents received by the Trustee under the provisions of this Indenture, or photographic copies thereof, shall be retained in its possession until this Indenture shall be released in accordance with the provisions of the Indenture, subject at all reasonable times to the inspection of the Issuer and the Bondholders and the agents and representatives thereof.

     (d) The Issuer, the Trustee, the Company and the Credit Facility Issuer may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

     Section 1503.  Trustee as the Paying Agent and the Bond Registrar.

     The Trustee is hereby designated and agrees to act as payment agent and Bond Registrar for and in respect of the Bonds and any amounts received under the Credit Facility or the Loan Agreement.

     Section 1504.  Rights Under this Indenture.

     Except as herein otherwise expressly provided, nothing in this Indenture expressed or implied is intended or shall be construed to confer upon any person, firm or corporation other than the parties hereto, the Company and the owners of the Bonds issued under and secured by this Indenture, any rights under this Indenture or any provisions hereof, this Indenture and all its provisions being intended to be and being for the sole and exclusive benefit of the parties hereto, the Company and the owners from time to time of the Bonds issued hereunder.

     Section 1505.  Form of Certificates and Opinions.

     Except as otherwise provided in this Indenture, any request, notice, certificate or other instrument from the Issuer or the Company to the Trustee shall be deemed to have been signed by the proper party or parties if signed by the Issuer Representative or the Company Representative, respectively, and the Trustee may accept and rely upon a certificate signed by the Issuer Representative as to any action taken by the Issuer and by the Company Representative as to any action taken by the Company.

     Section 1506.  Severability.

     In case any one or more of the provisions of this Indenture or of the Bonds issued hereunder shall for any reason be held to be illegal or invalid, such illegality or invalidity shall not affect any other provisions of this Indenture or of the bonds, but this Indenture and the Bonds shall be construed and enforced as if such illegal or invalid provision had not been contained therein. In case any covenant, stipulation, obligation or agreement of the Issuer contained in this Indenture or in the Bonds shall for any reason be held to be in violation of law, then such covenant, stipulation, obligation or agreement of the Issuer shall be enforced to the full extent permitted by law.

     Section 1507. Covenants of the Issuer Not Covenants of Officials Individually.

     All covenants, stipulations, obligations and agreements of the Issuer contained in this Indenture shall be deemed to be covenants, stipulations, obligations and agreements of the Issuer to the full extent permitted by the Constitution and laws of the State. No covenant, stipulation, obligation or agreement contained herein shall be deemed to be a covenant, stipulation, obligation or agreement of any present or future officer, member, agent or employee of the Issuer in his individual capacity, and no officer of the Issuer executing the Bonds shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof. No officer, agent or employee of the Issuer shall incur any personal liability in acting or proceeding or in not acting or not proceeding in accordance with the terms of this Indenture.

     Section 1508.  State Law Governs.

     This Indenture shall be governed by and construed in accordance with the laws of the State.

     Section 1509.  Payments Due on Days Other Than Business Days.

     In any case where the date of maturity of interest on or principal of the Bonds or the date fixed for redemption of the Bonds shall be in the city of payment a day other than a Business Day, then payment of interest or principal need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, provided that interest shall accrue for the period of any such extension.

     Section 1510.  Execution in Counterparts.

     This Indenture may be executed in multiple counterparts, each of which shall be regarded for all purposes as an original, and such counterparts shall constitute but one and the same instrument, and no one counterpart of which need be executed by all parties.

     IN WITNESS WHEREOF, the HILLSBOROUGH COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY has caused this Indenture to be executed in its name and on its behalf by the Chairman or Vice Chairman of the Issuer and to the same to be attested by the Secretary or Assistant Secretary of the Issuer; and the Trustee has caused this Indenture to be executed in its name and on its behalf by an authorized officer and the same to be attested by a responsible officer, all as of the date and year first above written.

                                   HILLSBOROUGH COUNTY INDUSTRIAL
                                   DEVELOPMENT AUTHORITY


                                   By:  (Signature)
                                      Chairman,


Attest:


By:  (Signature)
   Secretary,

                                   THE FIRST NATIONAL BANK OF BOSTON, as
                                      Trustee


                                   By:  (Signature)
                                      Its:  Account Administrator


Attest:



By:  (Signature)
   Assistant Cashier